--------------------------------------------------------------------------------
Description of art work on front cover of report.

Solid blue box covering entire left hand side of cover with the name
WRIGHT INVESTORS'SERVICE in white at top.
-------------------------------------------------------------------------------
                                   The Wright
                                     Managed
                                    Blue Chip
                                   Investment
                                      Funds




                                 Wright Logo






                               Semi-Annual Report
                                  June 30, 1998

                  The Wright Managed Blue Chip Investment Funds



      THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSISTS OF FOUR EQUITY
       FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST, A MONEY MARKET FUND AND FOUR OTHER FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST.
         EACH OF THE NINE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED SINGLY OR IN COMBINATION TO ACHIEVE
      VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO
      COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE
        ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING
       REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES. EXCEPT AS NOTED,
       EACH FUND OFFERS TWO CLASSES OF SHARES DESIGNATED AS INSTITUTIONAL
                           SHARES AND STANDARD SHARES.

                         APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists prepared by Wright Investors' Service (Wright) known as The Approved Wright Investment List (AWIL) The Approved Wright Junior Blue Chip List (AWJBCL) and the International Approved Wright Investment List (International AWIL). Companies are selected by Wright as having the highest investment quality among those equity securities which are considered as "investment grade". The corporations may be large or small, exchange traded or over-the-counter, and may include those not currently paying dividends on their shares. Companies are, in the opinion of Wright, soundly financed and have established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.


                                FOUR EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards. Equities selected are limited to those companies on the AWIL whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The process selects those companies from the AWIL, regardless of size, based on Wright's evaluation of their outlook as described above. Investments are equally weighted.

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC). This portfolio seeks to enhance total investment return of price appreciation plus income by providing management of equities of smaller companies still experiencing their rapid growth period. Equity securities selected are limited to those companies on the AWJBCL which consists of smaller companies than those on the AWIL but which meet a higher standard of profitability and growth characteristics.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are equally weighted in the selected securities.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.


                               A MONEY MARKET FUND

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This Fund only offers Standard Shares.


                             FOUR FIXED-INCOME FUNDS

WRIGHT U.S. TREASURY NEAR TERM FUND (WNTB) (name changed to Wright U.S. Government Near Term Fund on July 1, 1998) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of less than five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. TREASURY FUND (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of quality government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This Fund only offers Standard Shares.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies to produce a high level of income with reasonable stability of principal. Currently, this portfolio is primarily invested in mortgage Participation Certificates issued by the Government National Mortgage Association (GNMA). GNMA guarantees that the fund will receive timely principal and interest payments. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

                                TABLE OF CONTENTS
================================================================================


              INVESTMENT OBJECTIVES ......................  Inside Front Cover

              LETTER TO SHAREHOLDERS ................................   2

              MANAGEMENT DISCUSSION..................................   3

              DIVIDEND DISTRIBUTIONS.................................   8



              FINANCIAL STATEMENTS
             ----------------------------

              WRIGHT MANAGED EQUITY TRUST
                  Statements of Assets and Liabilities...............  13
                  Statements of Operations...........................  15
                  Statements of Changes in Net Assets................  16
                  Financial Highlights...............................  18
                  Notes to Financial Statements......................  23

              WRIGHT MANAGED INCOME TRUST
                  Statements of Assets and Liabilities...............  28
                  Statements of Operations...........................  30
                  Statements of Changes in Net Assets................  32
                  Financial Highlights...............................  34
                  Notes to Financial Statements......................  40

              WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                  Statements of Assets and Liabilities...............  45
                  Statements of Operations...........................  47
                  Statements of Changes in Net Assets................  49
                  Financial Highlights...............................  52
                  Notes to Financial Statements......................  54


              PORTFOLIOS
             ----------------------

                  Wright Major Blue Chip Equities Fund (WMBC)......... 58
                  Wright Total Return Bond Fund (WTRB)................ 60
                  Wright U.S. Treasury Money Market Fund (WTMM)....... 62
                  Wright Selected Blue Chip Equities Portfolio (WBC).. 63 Wright Junior Blue Chip Equities Portfolio (WJBC)... 65 Wright International Blue Chip Equities
                    Portfolio (WIBC).................................. 67
                  Wright U.S. Treasury Near Term Portfolio (WNTB)..... 70
                  Wright U.S. Treasury Portfolio (WUSTB).............. 71
                  Wright Current Income Portfolio (WCIF).............. 72

                             LETTER TO SHAREHOLDERS
================================================================================



                                                             July 1998

Dear Shareholders:

The U.S. and European securities markets extended their winning streaks during the first half of 1998. Stocks once again outdid expectations, with the S&P 500 registering its 13th and 14th straight quarterly advances and stock prices hitting new highs in U.S. and Europe in June. Bonds in Europe and U.S. Treasury bonds had respectable returns during the first half of 1998, as inflation pressures were largely absent and the Asian financial crisis produced a "flight to safety" in U.S. Treasuries.

The U.S. economy began its eighth year of expansion in April on a strong footing, although some slowing was evident during the second quarter relative to the robust first quarter. Considering the recessions being experienced in Asia, this slowdown in the U.S. was not unexpected; in fact, the slowing trend was welcome news for the bond market and the Federal Reserve. Some Fed officials are fearful of higher inflation ahead, but the majority opted to leave interest rates unchanged during the first half of 1998 and interest rates dropped slightly along the entire yield curve.

The second quarter of 1998 was not the unqualified success for U.S. stocks that the prior quarter had been. While the major stock market indexes registered small gains in the second quarter, the period was actually a mixed one for the U.S. stock market. Generally speaking, bigger-cap stocks advanced modestly while smaller issues were retreating. The variance in performance among stock groups between big and small, growth and value - was as great as it has been in ten years, with the market bias working to the detriment of stocks outside the hallowed ground of the S&P 500.

The stock market's recent preference for big, S&P 500-type stocks has pushed the market P/E multiple up by 50% in two years, creating some big risks in these stocks. The presumed "safety" of the big-name stocks at the top of the S&P 500 is more apparent than real, as their sky-high P/Es actually make them one of the riskier sectors in the market today. Relative to bonds, stocks are overpriced currently, with stock earnings yields below bond yields by the biggest margin since the summer of 1987. The flip side of this is that bonds are quite attractive relative to stocks. Bond yields are also attractive in relation to the low rate of inflation and to rates of interest in other important bond markets around the world.

The fundamental backdrop for the U.S. securities markets remains generally favorable, with the economic expansion slowing in the direction of the Federal Reserve's 2.5%-3% growth target and inflation and interest rates dropping. Corporate profits are beginning to lose momentum, a fact that could become problematic for stocks in the near term. The longer-term outlook for high-quality securities is positive, and diversification in quality stocks outside the U.S. continues to make sense to us. While the trip may be slow and irregular, we expect bond yields to continue trending lower, generating better-than-inflation returns in intermediate and longer-term fixed-income securities.

As always, it should be understood that past performance does not guarantee future results and that investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing internationally entails additional risks, such as currency fluctuations and potential political instability. The paragraphs below discuss the various economic, political and market factors affecting the investment performance of the Wright Equity and Fixed-Income Funds during the first half of 1998 and prospects for the period ahead.

                                                      Sincerely,

                                                       /S/ Peter M. Donovan

                                                       Peter M. Donovan
                                                       President

                              MANAGEMENT DISCUSSION
================================================================================



EQUITY FUNDS
----------------

THE U.S. BULL MARKET LOST SOME MOMENTUM DURING THE SECOND QUARTER OF 1998. Stocks exhibited a split personality during the second quarter, with prices up for big-cap stocks and lower for the mid- and small-caps. Stocks in Europe performed slightly ahead of U.S. equities during the second quarter, while Japan and other Pacific markets were weak. Asia's financial crisis is turning out to be worse than many thought early in the year, and most Asian stock markets and currencies have given back their first-quarter recoveries and then some.

EARLY IN JULY, THE MAJOR U.S. STOCK MARKET AVERAGES HAVE MOVED TO NEW HIGHS. There are a number of positive factors that continue to support U.S. equities. Although the Asian crisis is causing some slowdown in economic and profit growth, the chance of a recession in the U.S. is limited; inflation is benign and the trend in interest rates is downward. Demographic trends and a surge in merger activity are providing strong cash flows into equities.

BUT THERE IS NO GETTING AROUND THE MARKET'S HISTORICALLY HIGH VALUATIONS. P/E multiples are at the highest levels in postwar history. In terms of year-ahead earnings, the 50 biggest S&P 500 stocks had a median P/E of 25 at midyear 1998 versus 17 for the other 450; S&P Growth stocks had a median P/E of 23 versus 16 for S&P Value stocks. The data suggests the development of a two-tier market. Wright expects a correction in today's high P/E multiples that will hold down investment returns in the near term. With many quality issues lagging the S&P this year, there is room for some market sectors to post better-than-average returns. Wright expects equity returns to stay ahead of inflation over 1998-2003.


                                      1998      1998      1997      1996      1995     1994      1993      1992      1991
  Total Return                         Q2      6 Mos.     Year      Year      Year     Year      Year      Year      Year
-------------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WBC)           -5.8%      4.4%     32.7%     18.6%     30.3%     -3.5%      2.1%     4.7%     36.0%
  Major Blue Chips (WMBC)              0.8%     13.9%     33.9%     17.6%     29.0%     -0.7%      1.0%     8.0%     38.9%
  Junior Blue Chips (WJBC)            -6.8%      0.7%     28.9%     17.5%     20.5%     -2.7%      7.9%     3.3%     37.0%
  Int'l Blue Chips (WIBC)
    Standard Shares                   -2.4%      9.1%      1.5%     20.7%     13.6%     -1.6%     28.2%    -3.9%     17.2%
    Institutional Shares              -1.4%     10.3%    (6.37%)       -         -         -         -        -         -



WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The Wright Selected Blue Chip Fund (WBC) had a total return of 4.4% during the first half of 1998, compared to 17.7% for the S&P 500. With big-cap stocks in favor, the WBC's return shortfall in the first half of 1998 relative to the S&P 500 was almost entirely due the smaller size of its holdings. More than 95% of the S&P 500's weight consists of companies with market capitalization greater then $4 billion, with 64% larger than $25 billion. In contrast, less than 30% of WBC funds are in stocks with market caps above $4 billion; the bulk of WBC holdings are in the range of $1 to $4 billion. In particular, underweighting in large-cap drug stocks and electronics companies have hurt the WBC this year; underweighting in energy and tobacco issues has been a plus.

The high-quality stocks in the WBC possess superior financial strength and profitability compared with the S&P 500; they also have better growth prospects. At some time, probably in the not too distant future, investors will realize that the S&P 500's excessive P/E multiple - 29 times current earnings at mid-year - is not warranted by the fundamentals, and that more reasonably valued issues, such as those in the WBC, which averaged a P/E multiple of 17 at June 30, stand to benefit.

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND

With smaller stocks lagging behind big-cap issues in the first half of 1998, the Wright Junior Blue Chip Fund (WJBC) had a return of 0.7% for the period, vs 5.7% for the S&P 600 SmallCap index. About 60% of WJBC assets were in issues with market caps under $500 million, compared to less than 20% for the S&P SmallCaps. The WJBC's relative return was also hurt by the underperformance of its chemical and machinery holdings; good results in its recreation and non-bank financial stocks were an offset to the plus side.

The WJBC is positioned to perform relatively well in the P/E correction that Wright believes is inevitable for the U.S. stock market. The average P/E for WJBC holdings is 14 times expected next 12 months' earnings, compared to 26 times for the S&P 500.



WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC), invests in the larger issues on The Approved Wright Investment List. It achieved a 13.9% investment return in the first half of 1998, compared to 17.7% for the S&P 500. Although the WMBC benefitted from the relatively large market cap of its stocks, its holdings are still smaller than the S&P 500 average, and that hampered results in the first half of 1998. About 24% of the WMBC's assets are invested in stocks with market caps larger than $25 billion, while 64% of the S&P 500 exceeds $25 billion. Underweighting in drug stocks and overweighting in machinery issues have also hurt the fund this year.

The dominance of size over fundamentals in determining stock market favorites cannot go on forever, and the WMBC is in a good position to benefit when the wind changes. WMBC stocks averaged a P/E multiple of 18 times year-ahead earnings at mid-year 1998, compared with 26 times for the S&P 500, even though WMBC companies' earnings are expected to grow faster than the S&P 500's over the coming five years.



WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

The Wright International Blue Chip Fund (WIBC) Standard and Institutional Shares had a 9.1% and 10.3% investment return, respectively, compared to 13.6% for the FT/S&P World ex U.S. Composite. Over the last 12 months, WIBC earned 4.0% vs 2.8% for the FT/S&P World ex U.S. index.

The WIBC's performance relative to the FT/S&P World ex U.S. index has recently been negatively affected by weakness in its U.K. holdings in response to a tighter monetary policy; by an underweighted position in German banks relative to the benchmark; and by weakness in the Mexican peso. These factors offset the benefits of a large position in Finland, the world's strongest market this year; a solid performance by WIBC's Canadian holdings; and underweighting in the weak Japanese market.

With Asia's economic problems far from over, equities and currency markets in this region are likely to be volatile for some time to come. In Europe, where many markets are at record highs, signs of slowing economic growth may hold stock price gains in coming months below recent rates. Nevertheless, overall fundamentals, including low inflation, a downward trend in interest rates in most countries and the efficiencies that will eventually result from economic convergence, are positive for financial assets.

FIXED-INCOME FUNDS
---------------------

SO FAR IN 1998, U.S. BONDS HAVE GENERALLY PROVIDED POSITIVE INVESTMENT RETURNS. Treasury bond yields fell 25-30 basis points on average over the length of the yield curve during the first half of 1998. Declines ranged from ten basis points for one-year maturities to 30 basis points for the 30-year Treasury. After spending most of 1998's first half in a tight 5.8% to 6.0% range, in early June the yield on the 30-year T-bond dropped down into the 5.6% to 5.7% range, levels not seen with any consistency in almost 30 years. With the short end of the yield curve influenced by the Federal Reserve's setting of the federal funds rate at 5.5%, the mid-year yield curve was virtually flat; the spread between two years and 30 years was just 15 basis points.

THE BOND MARKET DREW SOME OF ITS STRENGTH DURING THE FIRST HALF OF 1998 FROM THE WEAKNESS IN ASIA. As economic conditions in Asia deteriorated, currency markets there weakened and stocks gave back their first-quarter recoveries. Increasing unease about conditions in the Pacific Rim region produced "flight to safety" flows into U.S. Treasury securities. Continuing benign inflation in the U.S. despite strong economic growth - also helped support the U.S. bond market.

THE FEDERAL RESERVE LEFT INTEREST RATES UNCHANGED DURING THE FIRST HALF. IN MARCH, THE FOMC ADOPTED A BIAS TOWARD TIGHTENING. But that bias has yet to be acted on, and Wright believes that in light of events on the world stage, the Fed is likely to refrain from raising rates at least through the end of this year. Higher U.S. interest rates would only increase the pressure on weak currencies and economies. Chairman Greenspan and other Fed officials have also warned that the worst effects of the Asian crisis on U.S.
business are yet to come.

WRIGHT BELIEVES THAT THE BULL MARKET IN BONDS HAS FURTHER TO GO. U.S. economic growth, while still robust, has begun to slow; competitive pressures, with a helping hand from Asia's recession, are keeping inflation under control globally. While the U.S. bond market may be volatile in the coming months as opinions on Asia's fortunes shift, the underlying trend in yields should be downward. With the persistence of low inflation, resistance to 5% long-term bond yields should gradually fade.



                                               1998     1998    1997     1996     1995     1994    1993     1992     1991
  Total Return                                  Q2     6 Mos.   Year     Year     Year     Year    Year     Year     Year
-------------------------------------------------------------------------------------------------------------------------------


  U.S. Treasury Money Mkt (WTMM)                1.2%     2.4%     4.8%    4.8%     5.3%     3.6%     2.5%     3.3%    n.a.
  U.S. Treasury  Near-Term Bonds (WNTB)         1.3%     2.6%     5.9%    3.9%    11.9%    -3.1%     8.0%     6.3%   13.1%
  U.S. Treasury Bonds (WUSTB)                   2.5%     3.9%     9.1%   -1.2%    28.2%    -8.7%    15.9%     7.1%   17.6%
  Total Return Bonds (WTRB)                     2.4%     3.9%     9.2%    0.9%    22.0%    -6.6%    11.0%     7.1%   15.4%
  Current Income (WCIF)
     Standard Shares                            1.7%     3.2%     8.6%    4.3%    17.5%    -3.3%     6.6%     6.7%   15.3%
     Institutional Shares                       1.7%     3.1%     4.4%      -        -        -        -        -       -

WRIGHT U.S. TREASURY MONEY MARKET FUND

The Wright U.S. Treasury Money Market Fund (WTMM) earned a total investment return of 2.4% in the first half of 1998, in line with the average return on Treasury money market funds and slightly behind the 2.5% return on U.S. 90-day T-bills. At June 30, the WTMM had an average maturity of 83 days. Federal Reserve monetary policy was unchanged during the first half of 1998, and Wright believes that the Fed is unlikely to raise rates at least for the balance of this year. Returns on T-bills are therefore likely to stay in the range of a 5% annual rate in 1998.



WRIGHT U.S. TREASURY NEAR TERM FUND

The Wright U.S. Treasury Near-Term Fund (name changed to Wright U.S. Treasury Near-Term Fund on July 1, 1998) returned 2.6% in the first half of 1998, compared with 2.5% for T-bills and 2.8% for the Morningstar average of near-term government funds. During the period, the holdings of the Wright U.S. Treasury Near-Term Fund (WNTB) were almost entirely U.S. Treasury issues; starting July 1, U.S. government agency securities will be included in the WNTB, a shift that is expected to enhance the WNTB's return while keeping its risk low.

The WNTB's average annual return of 6.9% over the last ten years compares favorably to 5.4% for T-bills and 6.7% for the Morningstar Government near-term bond fund average. At June 30, the WNTB's average yield to maturity was 5.5%, down slightly from 5.6% three months earlier; over the quarter, the Fund's average maturity increased to 1.9 years from 1.8, while duration was unchanged at 1.7 years.



WRIGHT U.S. TREASURY FUND

The Wright U.S. Treasury Fund (WUSTB), which is invested entirely in U.S. Treasury issues, earned a total investment return of 3.9% for the first half of 1998, compared to 3.5% for the Lipper bond fund average and 4.2% for the Lehman government/corporate composite. The WUSTB's 9.3% annual rate of return for the last ten years compares favorably with the Lipper average's 7.9% and the Lehman composite's 9.1%. During the second quarter, the WUSTB's average yield to maturity edged down to 5.7% from 5.8% at March 31. At June 30, the Fund's duration was 5.9 years compared with 6.1 three months earlier.



WRIGHT TOTAL RETURN BOND FUND

The Wright Total Return Bond Fund (WTRB) earned an investment return of 3.9% in the first half of 1998; this compares favorably with the 3.5% return of the Lipper bond fund average for the quarter, but trails the Lehman government/corporate composite's 4.2%. The WTRB's sector allocation as of June 30 was 52% U.S. Treasuries, 27% corporates, 13% government agencies, 7% mortgage-backed securities and 1% cash and equivalents, essentially unchanged from the March 31 allocation. Treasury issues generally had better returns than other sectors in the first half of 1998.

During the second quarter, the WTRB's average yield to maturity eased slightly to 5.9% from 6.0% at March 31. The Fund's average maturity at June 30 was 8.7 years (duration 6.1) compared with 8.6 (6.0) three months earlier.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is invested in Ginnie Mae securities (mortgage-based securities backed by the U.S. government); WCIF Standard and Institutional Shares earned a 3.2% and 3.1% total return, respectively, in the first half of 1998, in line with the results of the Morningstar government mortgage fund average. After keeping pace with Treasury bonds in the first quarter, mortgage-based securities lagged somewhat in the second quarter as a decline in mortgage rates resulted in a pick-up in prepayments. The WCIF's current allocation, which emphasizes lower-coupon issues (at June 30, more than 50% of WCIF holdings had coupons of 7% or lower), should mitigate the impact of prepayments going forward.

WCIF's 8.4% average annual return over the last ten years tops the Morningstar average's 7.8% annual rate for the same period. At June 30, the WCIF's estimated average duration was 4.0 years, down from 4.3 at March 31. The Fund's indicated annual yield at the end of the second quarter was 6.1%, triple the rate of inflation.

                             DIVIDEND DISTRIBUTIONS
                                   (UNAUDITED)
================================================================================




                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
--------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

   1/4/83                  $10.00                                 100.00     $1,000.00

  Dec. 97         19.20     2.225    0.119303       370.80      7,119.36        32.70%      15.09%      15.44%      13.99%

  Jan.98          19.09                             370.80      7,078.57        29.53%      15.23%      14.72%      13.86%
  Feb.98          20.49                             370.80      7,597.69        36.01%      16.87%      14.79%      14.32%
  Mar.98          21.25     0.025    0.001172       371.23      7,888.64        45.10%      17.38%      15.22%      14.52%
  Apr.98          21.27                             371.23      7,896.06        40.46%      18.22%      15.17%      14.44%
  May 98          20.40                             371.23      7,573.09        25.99%      16.62%      14.77%      14.05%
  Jun.98          20.00     0.020    0.001009       371.60      7,432.00        19.76%      16.63%      13.86%      13.83%


-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC)

 1/15/85         $10.00                             100.00     $1,000.00

  Dec. 97         10.48     0.880    0.085437       394.06      4,129.75        28.92%      13.90%      12.43%      11.57%

  Jan.98          10.46                             394.06      4,121.87        26.68%      13.77%      12.21%      11.47%
  Feb.98          11.09                             394.06      4,370.12        31.96%      15.21%      11.87%      11.90%
  Mar.98          11.32                             394.06      4,460.76        37.33%      15.33%      11.69%      11.99%
  Apr.98          11.20                             394.06      4,413.47        34.97%      15.88%      11.63%      11.82%
  May 98          10.84                             394.06      4,271.61        20.23%      14.38%      11.49%      11.47%
  Jun.98          10.55                             394.06      4,157.33        12.54%      14.24%      10.54%      11.17%

--------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)

 7/22/85         $10.00                             100.00     $1,000.00

  Dec. 97         12.02     1.955    0.165818       474.68      5,705.65        33.86%      15.29%      15.59%      15.02%

  Jan.98          12.09                             474.68      5,738.88        30.15%      15.66%      15.17%      14.97%
  Feb.98          13.05                             474.68      6,194.57        37.91%      17.53%      15.29%      15.57%
  Mar.98          13.56     0.015    0.001107       475.20      6,443.71        48.63%      18.20%      15.78%      15.81%
  Apr.98          13.65                             475.20      6,486.48        42.17%      19.17%      15.91%      15.76%
  May 98          13.44                             475.20      6,386.69        30.57%      18.22%      15.80%      15.51%
  Jun.98          13.66     0.010    0.000740       475.55      6,496.01        27.01%      19.08%      15.36%      15.56%




                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)

---------------------------------------------------------------------------------------------------------------------------------
 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Standard Shares

 9/14/89         $10.00                             100.00     $1,000.00

  Dec. 97         16.02     0.370    0.023359       120.04      1,923.04         1.53%      11.93%         --        8.20%

  Jan.98          16.00                             120.04      1,920.64         3.46%      12.82%      11.94%       8.10%
  Feb.98          17.11                             120.04      2,053.88         9.10%      14.36%      12.88%       8.88%
  Mar.98          17.84     0.064    0.003563       120.46      2,149.01        15.01%      14.06%      12.88%       9.37%
  Apr.98          17.92                             120.46      2,158.64        16.40%      13.20%      12.21%       9.33%
  May 98          17.89                             120.46      2,155.03        11.48%      12.39%      11.94%       9.22%
  Jun.98          17.41                             120.46      2,097.21         4.01%      11.00%      12.07%       8.79%

--------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Institutional Shares

 7/06/97         $10.00                             100.00     $1,000.00

  Dec. 97          9.13     0.230    0.025471       102.55        936.28           --          --           --      -6.37%*

  Jan.98           9.12                             102.55        935.26           --          --           --      -6.48%*
  Feb.98           9.76                             102.55      1,000.89           --          --           --       0.09%*
  Mar.98          10.15     0.064    0.006262       103.19      1,047.38           --          --           --       4.74%*
  Apr.98          10.20                             103.19      1,052.54           --          --           --       5.25%*
  May 98          10.18                             103.19      1,050.47           --          --           --       5.05%*
  Jun.98          10.01                             103.19      1,032.93           --          --           --       3.29%*


--------------------------------------------------------------------------------------------------------------------------------

  *: Investment return from the inception, July 7, 1997 to June 30, 1998.

 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)

                                    MONTHLY                  CUMULATIVE              ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                   RETURN             ______________________________________
   ENDING                          PER SHARE                PER SHARE (a)           1  Month     3  Month     Cumulative
--------------------------------------------------------------------------------------------------------------------------

                                                              $1,000.00

  Jan.  31                       $0.004047616                  1,004.05                4.77%           --         4.77%
  Feb.  28                        0.003642645                  1,007.71                4.75%           --         4.77%
  Mar.  31                        0.004043263                  1,011.78                4.76%         4.78%        4.78%
  Apr.  30                        0.003915946                  1,015.74                4.76%         4.78%        4.79%
  May   31                        0.003968376                  1,019.77                4.67%         4.75%        4.78%
  Jun.  30                        0.003829436                  1,023.68                4.66%         4.72%        4.77%
                                   ----------

      Total                      $0.023447282

                 (a): Assumes reinvestment of monthly dividends.



                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
--------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/97        10.24     0.049720     0.004855     298.090     3,052.44         5.93%       5.21%       7.02%       8.04%
    1/98        10.29     0.048983     0.004760     299.509     3,081.95         6.53%       5.01%       6.88%       8.06%
    2/98        10.24     0.043842     0.004281     300.792     3,080.11         6.20%       4.68%       6.76%       8.01%
    3/98        10.23     0.049929     0.004881     302.260     3,092.12         6.83%       4.67%       6.84%       7.99%
    4/98        10.22     0.047809     0.004678     303.674     3,103.55         6.40%       4.59%       6.90%       7.97%
    5/98        10.22     0.048178     0.004714     305.105     3,118.17         6.33%       4.75%       6.99%       7.96%
    6/98        10.22     0.047654     0.004663     306.528     3,132.72         6.11%       4.54%       6.90%       7.95%
                         ---------
   Total                 $0.286395


---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/97        13.95     0.055733     0.003995     299.136     4,172.95         9.09%       7.90%       9.37%      10.40%
    1/98        14.13     0.059985     0.004245     300.389     4,244.50        10.94%       7.64%       9.02%      10.47%
    2/98        14.00     0.054531     0.003895     301.559     4,221.83        10.46%       6.87%       8.83%      10.37%
    3/98        13.96     0.064041     0.004587     302.943     4,229.08        12.30%       6.85%       9.14%      10.32%
    4/98        13.95     0.062491     0.004480     304.300     4,224.98        10.50%       6.81%       9.31%      10.29%
    5/98        14.02     0.063987     0.004564     305.689     4,285.76        11.23%       6.94%       9.58%      10.30%
    6/98        14.12     0.062635     0.004436     307.045     4,335.48        11.19%       6.34%       9.33%      10.32%
                         ---------
   Total                 $0.367670

--------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/97        12.93     0.059800     0.004625     296.133     3,829.00         9.25%       6.88%       8.26%       9.75%
    1/98        13.09     0.059616     0.004554     297.481     3,894.03        11.11%       6.72%       7.98%       9.81%
    2/98        12.98     0.055921     0.004308     298.763     3,877.94        10.80%       6.15%       7.81%       9.73%
    3/98        12.92     0.092246     0.007140     300.897     3,887.59        12.73%       6.11%       8.02%       9.69%
    4/98        12.91     0.057672     0.004467     302.241     3,901.94        11.35%       6.03%       8.17%       9.66%
    5/98        12.98     0.058086     0.004475     303.594     3,940.65        11.48%       6.28%       8.40%       9.67%
    6/98        13.05     0.058115     0.004453     304.946     3,979.55        11.35%       5.98%       8.22%       9.69%

                         ---------
   Total                 $0.381655



                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)

-------------------------------------------------------------------------------------------------------------------------------
  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF) - Standard Shares

 4/14/87       $10.00                               100.000    $1,000.00

   12/97        10.63     0.055488     0.005220     225.288     2,394.81         8.56%       6.53%       8.69%       8.49%

    1/98        10.68     0.054913     0.005142     226.447     2,418.45         9.03%       6.36%       8.36%       8.52%
    2/98        10.64     0.055137     0.005182     227.620     2,421.88         8.74%       6.20%       8.23%       8.47%
    3/98        10.62     0.053992     0.005084     228.777     2,429.61        10.48%       6.16%       8.38%       8.43%
    4/98        10.63     0.053803     0.005061     229.935     2,444.21         9.50%       6.20%       8.49%       8.43%
    5/98        10.66     0.053611     0.005029     231.092     2,463.44         9.28%       6.25%       8.66%       8.44%
    6/98        10.64     0.053848     0.005061     232.261     2,471.26         8.31%       6.10%       8.42%       8.40%
                         ---------
   Total                 $0.325305

--------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF) - Institutional Shares

 7/06/97       $10.00                               100.000    $1,000.00

   12/97          10.12  0.055263    0.005461      103.163      1,044.01           --          --           --       4.40%*

    1/98          10.16  0.053890    0.005304      103.710      1,053.69           --          --           --       5.37%*
    2/98          10.12  0.053892    0.005325      104.263      1,055.14           --          --           --       5.51%*
    3/98          10.10  0.052574    0.005205      104.805      1,058.53           --          --           --       5.85%*
    4/98          10.11  0.052364    0.005179      105.348      1,065.07           --          --           --       6.51%*
    5/98          10.14  0.052252    0.005153      105.891      1,073.73           --          --           --       7.37%*
    6/98          10.11  0.052439    0.005187      106.440      1,076.11           --          --           --       7.61%*
                         ---------
   Total                 $0.317411

------------------------------------------------------------------------------------------------------------------------------

  *: Investment return from the inception, July 7, 1997 to June 30, 1998.

                           WRIGHT MANAGED EQUITY TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1998 (UNAUDITED)

================================================================================

                                                                         Wright Selected   Wright Junior     Wright Major
                                                                            Blue Chip        Blue Chip         Blue Chip
                                                                          Equities Fund    Equities Fund    Equities Fund+
                                                                              (WBC)           (WJBC)            (WMBC)
----------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Identified cost...............................                      $          -     $           -     $ 19,914,450
     Unrealized appreciation.......................                                 -                 -        6,853,990
     Investments in Portfolio, at value (identified cost,
       $208,938,699 and $34,027,309, respectively,
       for WBC and WJBC)...........................                       273,286,573        36,281,458                -
                                                                          ------------      ------------     ------------

   Total investments, at value (Note 1A).........                        $273,286,573     $  36,281,458     $ 26,768,440

   Cash..........................................                        -                -                 4,376
   Receivable for Fund shares sold...............                             480,999            39,441            2,913
   Dividend and interest receivable..............                                   -                 -           25,007
   Receivable from Investment Adviser............                                   -                 -           11,200
                                                                          ------------      ------------     ------------

       Total Assets.............................                         $273,767,572     $  36,320,899     $ 26,811,936
                                                                          ------------      ------------     ------------

LIABILITIES:
   Payable for Fund shares reacquired............                        $     48,848     $      24,048     $     19,856
   Payable for investments purchased.............                                   -                 -          414,400
   Distributions payable.........................                              72,336                 -            2,027
   Accrued expenses and other liabilities........                              13,099             5,967           10,912
                                                                          ------------      ------------     ------------

       Total Liabilities.........................                        $    134,283     $      30,015     $    447,195
                                                                          ------------      ------------     ------------

NET ASSETS.......................................                        $273,633,289     $  36,290,884     $ 26,364,741
                                                                         =============    =============     =============
NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired........................                        $184,888,574     $  32,782,146     $ 16,167,116
   Accumulated undistributed net realized gain
     on investments and foreign currency (computed
     on the basis of identified cost)............                          23,590,636         1,642,530        3,532,642
   Unrealized appreciation of investments and trans-
     lation of assets and liabilities in foreign currency
     (computed on the basis of identified cost)..                          64,347,874         2,254,149        6,853,990
   Undistributed (distributions in excess of) net
     investment income...........................                             806,205          (387,941)        (189,007)
                                                                          ------------      ------------     ------------

     Net assets applicable to outstanding shares.                        $273,633,289     $  36,290,884     $ 26,364,741
                                                                         =============    =============     =============
   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING.................................                          13,680,350         3,440,262        1,929,711
                                                                         =============    =============     =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST......................                              $20.00            $10.55           $13.66
                                                                         =============    =============     =============


+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 1998 (UNAUDITED)
================================================================================

                                                                              Wright International
                                                                                  Blue Chip
                                                                                Equities Fund
                                                                                   (WIBC)
----------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Investment in Portfolio, at value
       (identified cost, $215,764,026) (Note 1A) ......................          $285,668,797

   Receivable for Fund shares sold.....................................                90,927
                                                                                 ------------

       Total Assets....................................................          $ 285,759,724
                                                                                  ------------


LIABILITIES:
   Payable for Fund shares reacquired..................................          $   1,847,496
   Distributions payable...............................................                  3,446
   Accrued expenses and other liabilities..............................                 20,434
                                                                                   ------------

       Total Liabilities...............................................          $   1,871,376
                                                                                   ------------

NET ASSETS.............................................................          $ 283,888,348
                                                                                 ==============

NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired..............................................          $ 208,790,433
   Accumulated undistributed net realized gain on
     investments and foreign currency (computed
     on the basis of identified cost)..................................              5,853,153
   Unrealized appreciation of investments and trans-
     lation of assets and liabilities in foreign currency
     (computed on the basis of identified cost)........................             69,904,771
   Distributions in excess of net investment income....................               (660,009)
                                                                                   ------------

     Net assets applicable to outstanding shares.......................           $ 283,888,348
                                                                                  =============

   Computation of net asset  value,  offering  and  redemption  price per share:
     Standard shares:
       Net assets......................................................           $ 234,373,324
                                                                                  =============
       Shares of beneficial interest outstanding.......................              13,462,990
                                                                                  =============
       Net asset value, offering price, and redemption price per share
         of beneficial interest........................................           $       17.41
                                                                                  =============
     Institutional shares:
       Net assets......................................................           $  49,515,024
                                                                                  =============
       Shares of beneficial interest outstanding.......................               4,947,121
                                                                                  =============
       Net asset value, offering price, and redemption price per share
         of beneficial interest........................................           $       10.01
                                                                                  =============
See notes to financial statements


                           WRIGHT MANAGED EQUITY TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1998 (UNAUDITED)
================================================================================

                                                       Wright Selected    Wright Junior    Wright Major  Wright International
                                                          Blue Chip         Blue Chip        Blue Chip         Blue Chip
                                                        Equities Fund     Equities Fund   Equities Fund+     Equities Fund
                                                            (WBC)            (WJBC)           (WMBC)            (WIBC)
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income.................................    $           -     $          -     $     198,435     $          -
   Interest income.................................                -                -            17,909                -
   Dividend income allocated from Portfolio........        1,887,029          188,403                 -        3,403,229
   Interest income allocated from Portfolio........          107,398           20,906                 -          216,546
   Less: Foreign taxes from Portfolio..............                -                -                 -         (377,160)
   Other Income....................................           13,721                -                 -                -
   Expenses allocated from Portfolio...............       (1,047,937)        (154,995)                -       (1,405,991)
                                                         ------------     ------------      ------------     ------------
    Investment income..............................    $     960,211     $     54,314     $     216,344     $  1,836,624
                                                         ------------     ------------      ------------     ------------
  Expenses -
   Investment Adviser fee (Note 2).................    $           -     $          -     $      66,225     $          -
   Administrator fee (Note 2)......................           39,621            8,862            29,432           39,865
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator............            2,121            2,372             1,742            2,258
   Custodian fee (Note 1D).........................           25,723            7,504            14,624           20,012
   Distribution expenses-Standard shares (Note 3)..          341,353           45,697            36,795          287,503
   Transfer and dividend disbursing agent fees-
         Standard shares...........................           27,984            6,162             2,565           36,616
   Transfer and dividend disbursing agent fees-
         Institutional shares .....................                -                 -                -            6,092
   Printing........................................              426            6,963             2,706            7,115
   Audit services..................................           12,900            9,500            27,600           12,900
   Legal services..................................            2,207              865             2,207            2,207
   Registration costs..............................           16,125           14,083            14,470           13,736
   Miscellaneous...................................            2,423              686             9,137            3,185
                                                         ------------     ------------      ------------     ------------
    Total expenses.................................    $     470,883     $    102,694     $     207,503     $    431,489
                                                         ------------     ------------      ------------     ------------
  Deduct -
   Preliminary reduction of Investment Adviser fee
          (Note 2).................................    $           -     $           -    $      11,200     $          -
   Preliminary reduction of distribution expenses
          by Principal Underwriter (Note 2) .......                -           45,697            36,795                -
   Reduction of Custodian fee (Note 1D)............                -                 -            3,410                -
                                                         ------------     ------------      ------------     ------------
    Total deductions...............................    $           -     $     45,697     $      51,405     $          -
                                                         ------------     ------------      ------------     ------------
      Net expenses.................................    $     470,883     $     56,997     $     156,098     $    431,489
                                                         ------------     ------------      ------------     ------------
        Net investment income (loss)...............    $     489,328     $     (2,683)    $      60,246     $  1,405,135
                                                         ------------     ------------      ------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment and foreign currency
   transactions (identified cost basis)............    $           -     $          -     $   3,114,679     $          -
  Net realized gain on investment and foreign currency
   transactions from Portfolio (identified cost basis)    22,714,499        1,393,586                 -        5,866,057
                                                         ------------     ------------      ------------     ------------
  Net realized gain on investments.................    $  22,714,499     $  1,393,586     $   3,114,679     $  5,866,057
                                                         ------------     ------------      ------------     ------------
  Change in unrealized appreciation of investments and
   translation of assets and liabilities
     in foreign currencies.........................    $          -      $           -    $     615,812     $           -
  Change in unrealized appreciation (depreciation)
     of investments and translation of assets and
     liabilities in foreign currencies from Portfolio    (11,602,230)      (1,233,168)                -       16,876,578
                                                         ------------     ------------      ------------     ------------
  Net change in unrealized appreciation (depreciation)
     of investments .................................  $ (11,602,230)    $ (1,233,168)    $     615,812     $ 16,876,578
                                                         ------------     ------------      ------------     ------------
  Net realized and unrealized gain on investments..    $  11,112,269     $    160,418     $   3,730,491     $ 22,742,635
                                                         ------------     ------------      ------------     ------------
    Net increase in net assets from operations.....    $  11,601,597     $    157,735     $   3,790,737     $ 24,147,770
                                                        =============    =============     =============    =============

+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.
See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================



                                                                      Wright Selected                 Wright Junior
                                                                         Blue Chip                      Blue Chip
                                                                       Equities Fund                  Equities Fund
                                                                           (WBC)                         (WJBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                  -----------------------------------------------------------
                                                                   1998(1)         1997          1998(1)          1997
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)...........................   $    489,328   $   1,731,669   $     (2,683)  $     63,900
     Net realized gain on investments.......................     22,714,499      27,879,423      1,393,586      2,787,813
     Change in unrealized appreciation (depreciation)
       of investments.......................................    (11,602,230)     35,733,719     (1,233,168)       547,419
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets
         resulting from operations.........................    $ 11,601,597   $  65,344,811   $    157,735   $  3,399,132
                                                               ------------   ------------    ------------   ------------

   Undistributed net investment income included in
     price of shares sold and redeemed (Note 1F)............   $        (13)  $     (21,080)  $          -   $          -
                                                               ------------   ------------    ------------   ------------

   Distributions to shareholders (Note 1G) -
     From net investment income.............................   $   (610,997)  $  (1,728,176)  $          -   $    (56,986)
     From net realized gain.................................              -     (43,658,676)             -     (2,548,114)
                                                               ------------   ------------    ------------   ------------

       Total distributions..................................   $   (610,997)  $ (45,386,852)  $          -   $ (2,605,100)
                                                               ------------   ------------    ------------   ------------

   Net increase in net assets from Fund
     share transactions (Note 4)............................   $  3,231,834   $  31,308,408   $  2,643,415   $ 18,667,002
                                                               ------------   ------------    ------------   ------------

   Net increase in net assets...............................   $ 14,222,421   $  51,245,287   $  2,801,150   $ 19,461,034

NET ASSETS:

   At beginning of period...................................    259,410,868     208,165,581     33,489,734     14,028,700
                                                               ------------   ------------    ------------   ------------

   At end of period.........................................   $273,633,289   $ 259,410,868   $ 36,290,884   $ 33,489,734
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET
   ASSETS AT END OF PERIOD..................................   $    806,205   $     927,887   $   (387,941)  $   (385,258)
                                                               =============  =============   =============  =============


(1) For the six months ended June 30,1998 (unaudited).

See notes to financial statements


                           WRIGHT MANAGED EQUITY TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================



                                                                       Wright Major               Wright International
                                                                         Blue Chip                      Blue Chip
                                                                      Equities Fund+                  Equities Fund
                                                                          (WMBC)                         (WIBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                   --------------------------------------------------------------
                                                                   1998(1)         1997          1998(1)          1997
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income..................................   $     60,246   $     175,793   $  1,405,135   $  2,163,882
     Net realized gain on investments.......................      3,114,679       5,086,262      5,866,057     15,148,710
     Change in unrealized appreciation (depreciation)
       of investments.......................................        615,812       2,093,990     16,876,578    (12,233,865)
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets
         resulting from operations.........................    $  3,790,737   $   7,356,045   $ 24,147,770   $  5,078,727
                                                               ------------   ------------    ------------   ------------

   Undistributed net investment income included in
     price of shares sold and redeemed (Note 1F)............   $          -   $           -   $          -   $    202,446
                                                               ------------   ------------    ------------   ------------

   Distributions to shareholders (Note 1G) -
     From net investment income - Standard shares...........   $    (54,204)  $    (164,977)  $          -   $ (2,203,743)
     From net realized gain - Standard shares...............              -      (7,725,348)      (862,026)   (11,765,818)
     From net realized gain - Institutional shares..........              -               -       (314,654)    (1,107,228)
                                                               ------------   ------------    ------------   ------------

       Total distributions..................................   $    (54,204)  $  (7,890,325)  $ (1,176,680)  $(15,076,789)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets from fund
     share transactions (Note 4) -
       Standard shares......................................   $ (5,092,538)  $   2,439,911   $  2,999,054   $(50,302,381)
       Institutional shares.................................              -               -        126,156     49,157,706
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets from Fund share
     transactions...........................................   $ (5,092,538)  $   2,439,911   $  3,125,210   $ (1,144,675)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $ (1,356,005)  $   1,905,631   $ 26,096,300   $(10,940,291)

NET ASSETS:

   At beginning of period...................................     27,720,746      25,815,115    257,792,048    268,732,339
                                                               ------------   ------------    ------------   ------------

   At end of period.........................................   $ 26,364,741   $  27,720,746   $283,888,348   $257,792,048
                                                               =============  =============   =============  =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD..................   $   (189,007)  $    (195,049)  $   (660,009)  $ (2,065,144)
                                                               =============  =============   =============  =============



+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.
(1) For the six months ended June 30, 1998 (unaudited).
See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND
===============================================================================


                                                                           Year Ended December 31,
                                                  ----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1998(4)       1997          1996         1995         1994         1993
------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 19.200     $ 17.730     $  16.830    $  13.850    $  14.920     $ 14.790
                                                 --------     --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income..................     $  0.035     $  0.133     $   0.204    $   0.226    $   0.233     $  0.196
     Net realized and unrealized gain (loss)
       on investments.......................        0.810        5.172         2.886        3.904       (0.763)       0.104
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......     $  0.845     $  5.305     $   3.090    $   4.130    $  (0.530)    $  0.300
                                                 --------     --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............     $ (0.045)    $ (0.145)    $  (0.200)   $  (0.200)   $  (0.180)    $ (0.170)
     From net realized gain on investments..        -           (3.690)       (1.990)      (0.840)      (0.360)       -
     In excess of net realized gain
       on investments.......................        -            -             -           (0.110)       -            -
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $ (0.045)    $ (3.835)    $  (2.190)   $  (1.150)   $  (0.540)    $ (0.170)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 20.000     $ 19.200     $  17.730    $  16.830    $  13.850     $ 14.920
                                                 =========    =========    =========    =========    =========    =========


Total Return (1)............................        4.39%       32.70%        18.57%       30.34%       (3.52%)       2.06%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)     $ 273,633    $ 259,411    $ 208,166     $217,588     $186,016     $175,481
     Ratio of expenses to average net assets        1.11%(3)(5)   1.08%(3)     1.04%        1.04%        1.03%        1.03%
     Ratio of net investment income to average
       net assets...........................        0.36%(5)      0.75%        1.15%        1.44%        1.57%        1.28%
     Portfolio turnover rate(2) ............            -           10%          43%          44%          72%          28%


(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statments which are included elsewhere in this report.
(3) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(4) For the six months ended June 30, 1998 (unaudited).
(5) Annualized.

See notes to financial statements


                           WRIGHT MANAGED EQUITY TRUST

                      WRIGHT JUNIOR BLUE CHIP EQUITIES FUND
================================================================================

                                                                           Year Ended December 31,
                                               ------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                            1998(6)(8)      1997          1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 10.480     $  8.860     $  10.850    $  11.000    $  11.950     $ 11.690
                                                 --------     --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income (loss) (1).......     $ (0.001)    $  0.160     $   0.067    $   0.120    $   0.101     $  0.101
     Net realized and unrealized gain (loss)
       on investments.......................        0.071        2.380         1.738        1.977       (0.431)       0.809
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......     $  0.070     $  2.540     $   1.805    $   2.097    $  (0.330)    $  0.910
                                                 --------     --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............     $  -         $ (0.035)    $  (0.100)   $  (0.100)   $  (0.100)    $ (0.060)
     From net realized gain on investments..        -           (0.885)       (3.695)      (1.030)         (0.520)   (0.590)
     In excess of net realized gain
       on investments.......................        -            -             -           (1.117)       -            -
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $  -         $ (0.920)    $  (3.795)   $  (2.247)   $  (0.620)    $ (0.650)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.550     $ 10.480     $   8.860    $  10.850    $  11.000     $ 11.950
                                                 =========    =========    =========    =========    =========    =========
Total Return(3).............................        0.67%       28.92%        17.53%       20.51%       (2.75%)       7.93%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)     $  36,291    $  33,490    $  14,029    $  25,993    $  37,124     $ 68,226
     Ratio of expenses to average net assets(1)      1.18%(5)(7)  1.18%(2)(5)  1.20%(2)     1.17%(2)     1.11%         1.09%
     Ratio of net investment income (loss) to
       average net assets(1) ...............        (0.01%)(7)    0.35%        0.73%        0.89%        0.91%        0.86%
     Portfolio turnover rate(4) ............            -           25%          41%          40%          36%          38%

(1)For the six months ended June 30, 1998 and the years ended December 31, 1997, 1996 and 1995, the Investment Adviser and/or the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                  1998(6)       1997          1996         1995
                                                -------------------------------------------------

     Net investment income (loss) per share.     $ (0.036)    $ (0.041)    $   0.048    $   0.105
                                                 =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.53%(5)(7)  1.62%(5)      1.41%        1.28%
                                                 =========    =========    =========    =========
         Net investment income (loss).......       (0.36%)(7)   (0.09%)        0.52%        0.78%
                                                 =========    =========    =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.16%, 1.14%, 1.15% and 1.14% for the six months ended June 30,1998 and the years ended December 31, 1997, 1996 and 1995, respectively.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statments which are included elsewhere in this report.
(5) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(6) For the six months ended June 30, 1998 (unaudited).
(7) Annualized.
(8) Certain of the per share data are based on average shares outstanding..

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND
================================================================================


                                                                            Year Ended December 31,
                                                 ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1998(4)       1997          1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 12.020     $ 12.450     $  12.650    $  11.390    $  12.720     $ 13.380
                                                 --------     --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income(1)...............     $  0.012     $  0.100     $   0.064    $   0.153    $   0.180     $  0.176
     Net realized and unrealized gain (loss)
       on investments.......................        1.653        3.515         2.131        3.107       (0.295)      (0.046)
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......     $  1.665     $  3.615     $   2.195    $   3.260    $  (0.115)    $  0.130
                                                 --------     --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............     $ (0.025)    $ (0.085)    $  (0.120)   $  (0.160)   $  (0.160)    $ (0.160)
     From net realized gain on investments..        -           (3.960)       (2.275)      (1.840)      (1.055)      (0.625)
     In excess of net realized gains........        -            -             -            -            -           (0.005)
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $ (0.025)    $ (4.045)    $  (2.395)   $  (2.000)   $  (1.215)    $ (0.790)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 13.660     $ 12.020     $  12.450    $  12.650    $  11.390     $ 12.720
                                                 =========    =========    =========    =========    =========    =========

Total Return(3).............................       13.85%       33.86%        17.63%       28.98%       (0.70%)       1.00%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)     $  26,365    $  27,721    $ 25,815     $  49,134    $  51,085     $ 88,349
     Ratio of expenses to average net assets(1)      1.08%(2)(5)  1.08%(2)    1.08%(2)      1.07%(2)     0.99%        0.97%
     Ratio of net investment income to average
         net assets(1)......................        0.41%(5)     0.68%         0.90%        1.19%        1.46%        1.37%
     Portfolio turnover rate................          19%          89%           45%          83%          55%          53%


(1)For the six months ended June 30,1998 and the years ended December 31, 1997, 1996 and 1995, the Principal Underwriter and/or Investment Adviser reduced their fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                  1998(5)       1997          1996         1995
                                                -------------------------------------------------

     Net investment income per share........     $  0.002     $  0.049     $   0.061    $   0.150
                                                 =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.41(5)     1.43%         1.12%        1.09%
                                                 =========    =========    =========    =========
         Net investment income..............        0.08%(5)     0.33%         0.86%        1.17%
                                                 =========    =========    =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.06% for the six months ended June 30, 1998 and to 1.05% for each of the years ended December 31, 1997, 1996 and 1995.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4) For the six months ended June 30, 1998 (unaudited).
(5) Annualized.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
================================================================================


                                                                           Six Months Ended June 30,
                                                                         ----------------------------
FINANCIAL HIGHLIGHTS                                                          1998*        1998*
-----------------------------------------------------------------------------------------------------

                                                                          Institutional  Standard
                                                                             Shares       Shares

Net asset value, beginning of period........                               $   9.130    $  16.020
                                                                            --------     --------

Income (loss) from Investment Operations:
     Net investment income .................                               $   0.058    $   0.085
     Net realized and unrealized gain
         on investments.....................                                   0.886        1.369
                                                                            --------     --------

         Total income
             from investment operations.....                               $   0.944    $   1.454
                                                                            --------     --------

Less Distributions:
     From net realized gains................                               $  (0.064)   $  (0.064)
                                                                            --------     --------

Net asset value, end of period..............                               $  10.010    $  17.410
                                                                            =========    =========

Total Return(1).............................                                            10.33%           9.06%
Ratios/Supplemental Data
     Net assets, end of period (000 omitted)                               $  49,515    $ 234,373
     Ratio of expenses to average daily net
         assets.............................                                   1.14%+(2)             1.36%+(2)
     Ratio of net investment income to average
         daily net assets...................                                   1.19%+       0.97%+

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

 *  For the six months ended June 30, 1998 (unaudited).
 + Annualized.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

================================================================================


                                                                           Year Ended December 31,
                                                  ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                               1997*        1997          1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------

                                               Institutional
                                                  Shares                              Standard Shares
                                                 ---------       ---------------------------------------------------------

Net asset value, beginning of period........      $ 10.00       $16.690     $ 14.770    $ 13.090      $ 13.410    $ 10.520
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Income (loss) from Investment Operations:
     Net investment income .................       $ 0.006      $ 0.185      $ 0.128      $ 0.142      $ 0.127     $ 0.107
     Net realized and unrealized gain (loss)
         on investments.....................        (0.646)++     0.048++      2.902        1.638       (0.347)      2.853
                                                 ---------    ---------    ---------    ---------    ---------    ---------

         Total income (loss)
              from investment operations....      $ (0.640)     $ 0.233      $ 3.030      $ 1.780     $ (0.220)    $ 2.960
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Less Distributions:
     From net investment income.............      $ --         $ (0.163)    $ (0.100)    $ (0.100)    $ (0.100)   $ (0.070)
     From net realized gains................        (0.230)      (0.740)      (1.010)       -            -           -
                                                 ---------    ---------    ---------    ---------    ---------    ---------


         Total distributions................      $ (0.230)    $ (0.903)    $ (1.110)    $ (0.100)    $ (0.100)   $ (0.070)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period..............       $ 9.130      $16.020     $ 16.690     $ 14.770     $ 13.090    $ 13.410
                                                ==========   ==========   ==========   ==========   ==========   ==========

Total Return(1).............................        (6.37%)       1.54%       20.73%       13.61%       (1.64%)     28.22%
Ratios/Supplemental Data
     Net assets, end of period (000 omitted)      $ 45,094     $212,698     $268,732      $237,176     $200,232    $100,071
     Ratio of expenses to average daily net
         assets.............................         1.16%(3)+    1.31%(3)     1.30%        1.29%        1.31%       1.46%
     Ratio of net investment income to average
         daily net assets...................         0.15%+       0.82%        0.82%        0.99%        1.00%       0.67%
     Portfolio turnover rate(2) ............            4%           4%          29%           12%          12%         30%


(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statments which are included elsewhere in this report.
(3 Includes each Fund's share of its corresponding Portfolio's allocated expenses.

*   For the period from July 7, 1997 (inception of offering Institutional shares) to December 31, 1997.
+   Annualized.
++  Per share amount is not in accordance  with the net realized and  unrealized gain (loss) for the period because of the timing of sales of fund shares and the  amounts  per share  realized  and  unrealized  gains and losses at such times.

See notes to financial satements

                           WRIGHT MANAGED EQUITY TRUST

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
================================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Junior Blue Chip Equities Fund (WJBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC, WJBC, and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio, WJBC invests its assets in the Junior Blue Chip Equities Portfolio, and WIBC invests its assets in the International Blue Chip Equities Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.9%, 99.9%, and 99.9% at June 30, 1998 for WBC, WJBC, and WIBC, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - For WMBC securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC, WJBC and WIBC are discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - For WMBC, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. The net investment income of WBC, WJBC, and WIBC consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

D. Expense Reduction - The Funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

E.   Federal Taxes - The Trust's  policy is to comply with the provisions of the
     Internal  Revenue  Code  (the  Code)  available  to  regulated   investment
     companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Equalization - The Funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Fund shares.

G. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

H. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

I. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Multiple Classes of Shares of Beneficial Interest - Each Fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 1998, only WIBC had an institutional share class.

K. Interim Financial Information - The interim financial statements relating to June 30, 1998 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30,1998, for WMBC the effective annual rate was 0.45%. To enhance the net income of the WMBC, Wright made a preliminary reduction of its investment adviser fee in the amount of $11,200. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

 The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the period ended June 30, 1998, the effective annual rate was 0.03% for WBC, 0.05% for WJBC, 0.20% for WMBC, and 0.03% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, an annual rate of 0.25% of each Fund's average daily net assets for activities primarily intended to result in the sale of each Fund's Standard shares. To enhance the net income of WJBC and WMBC, the Principal Underwriter made a preliminary reduction of its fee by $45,697 and $36,795, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principle Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 1998 the Funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                  Six Months Ended                     Year Ended
                                                              June 30, 1998 (unaudited)             December 31, 1997
                                                              ------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------


WRIGHT SELECTED BLUE CHIP EQUITIES FUND --
   Sold    ...............................................   1,234,319    $  24,868,023       2,295,567     $  43,143,360
   Issued to shareholders in payment of distributions
      declared............................................      21,548          444,451       2,057,801        36,966,100
   Reacquired.............................................  (1,086,643)     (22,080,640)     (2,586,053)      (48,801,052)
                                                            ----------    -------------      ----------     -------------

     Net increase.........................................     169,224    $   3,231,834       1,767,315     $  31,308,408
                                                            ===========   ===============    ===========   ===============

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND --
   Sold...................................................     569,054    $   6,140,466       2,059,302     $  22,967,370
   Issued to shareholders in payment of distributions
      declared ...........................................           -               -          202,275         2,080,022
   Reacquired.............................................    (324,195)      (3,497,051)       (649,566)       (6,380,390)
                                                            ----------    -------------      ----------     -------------

     Net increase.........................................     244,859    $   2,643,415       1,612,011     $  18,667,002
                                                            ===========   ===============    ===========   ===============


WRIGHT MAJOR BLUE CHIP EQUITIES FUND --
   Sold...................................................     225,256    $   2,987,517         432,179     $   5,533,181
   Issued to shareholders in payment of distributions
      declared ...........................................       3,633           49,187         648,550         7,400,696
   Reacquired.............................................    (605,034)      (8,129,242)       (847,964)      (10,493,966)
                                                            ----------    -------------      ----------     -------------

     Net increase (decrease)..............................    (376,145)   $  (5,092,538)        232,765     $   2,439,911
                                                            ===========   ===============    ===========   ===============



WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND -- Standard Shares

   Sold...................................................   4,304,274    $  76,135,013       6,878,669     $ 113,256,683
   Issued to shareholders in payment of distributions
        declared..........................................      38,558          692,509         726,800        11,458,067
   Reacquired.............................................  (4,153,707)     (73,828,468)    (10,434,522)     (175,017,131)
                                                            ----------    -------------      ----------     -------------

     Net increase (decrease)..............................     189,125    $   2,999,054      (2,829,053)    $ (50,302,381)
                                                            ===========   ===============    ===========   ===============

                                                                                              Period from July 7, 1997,
                                                                                                  the Inception of
                                                                                           Offering Institutional Shares,
                                                                                                to December 31, 1997
                                                                                       ------------------------------------

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND -- Institutional Shares
   Sold...................................................           -    $           -       4,814,034     $  48,051,228
   Issued to shareholders in payment of distributions declared  30,788          314,655         122,616         1,107,228
   Reacquired.............................................     (20,235)        (188,499)            (82)             (750)
                                                            ----------    -------------      ----------     -------------

   Net increase...........................................      10,553    $     126,156       4,936,568     $  49,157,706
                                                            ===========   ===============    ===========   ===============



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                                                                   Six Months Ended June 30, 1998 (unaudited)
                                                                   --------------------------------------------------
                                                                                     Wright
                                                                                 Major Blue Chip
                                                                                  Equities Fund
---------------------------------------------------------------------------------------------------------------------

Purchases..............................................................           $   5,268,862
                                                                                  =============
Sales..................................................................           $   9,358,132
                                                                                  =============

     Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended June 30, 1998 were as follows:

                                                                      WBC                 WJBC                   WIBC
-------------------------------------------------------------------------------------------------------------------------------

Increases...........................................             $24,432,847           $ 6,135,853            $75,941,629
Decreases...........................................              22,710,873             3,558,465             71,898,700

--------------------------------------------------------------------------------------------------------------------------------


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 1998, as computed on a federal income tax basis, are as follows:

                                        Wright Major Blue Chip
                                             Equities Fund
------------------------------------------------------------------------------

Aggregate cost............................  $  19,914,450
                                              ============
Gross unrealized appreciation.............  $   7,528,041
Gross unrealized depreciation.............       (674,051)
                                            -------------

Net unrealized appreciation...............  $   6,853,990
                                              ============

(7)  LINE OF CREDIT

     The Funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating Funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the period ended June 30, 1998.

                           WRIGHT MANAGED INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1998 (UNAUDITED)
================================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury           U.S. Treasury
                                                       Money Market Fund+        Near Term Fund               Fund
                                                             (WTMM)                  (WNTB)                  (WUSTB)
-----------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Amortized cost..................................    $ 100,512,174            $          -            $          -
     Investments in Portfolio, at value (identified cost
       of $100,146,790 and $68,750,104 for
       WNTB and WUSTB, respectively) ................                -             101,314,391              72,073,491
                                                           ------------            ------------            ------------
   Total investments, at value (Note 1A).............    $ 100,512,174            $101,314,391            $ 72,073,491
   Cash..............................................           49,042                       -                       -
   Receivable for Fund shares sold...................                -                  96,379                  11,326
   Receivable from Investment Adviser................                -                   5,700                   1,650
                                                          -------------            ------------            ------------
       Total Assets..................................    $ 100,561,216            $101,416,470            $ 72,086,467
                                                          -------------            ------------            ------------

LIABILITIES:
   Payable for Fund shares reacquired................    $           -            $     50,871            $     32,669
   Distributions payable.............................          376,889                 199,938                  80,521
   Accrued management fees...........................            2,817                       -                       -
   Accrued expenses and other liabilities............           17,605                   6,579                   5,963
                                                          -------------            ------------            ------------
       Total Liabilities.............................    $     397,311            $    257,388            $    119,153
                                                          -------------            ------------            ------------

NET ASSETS...........................................    $ 100,163,905            $101,159,082            $  71,967,314
                                                         ==============           ==============          ==============

NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired............................    $ 100,163,905            $118,453,385            $ 68,306,191
   Accumulated net realized gain (loss) on investments
     (computed on the basis of identified cost)......                -             (18,619,195)                253,263
   Unrealized appreciation of investments
     (computed on the basis of identified cost)......                -               1,167,601               3,323,387
   Undistributed net investment income...............                -                 157,291                  84,473
                                                          -------------            ------------            ------------
     Net assets applicable to outstanding shares.....    $ 100,163,905            $101,159,082            $ 71,967,314
                                                         ==============           ==============          ==============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING.........      100,163,905               9,901,130               5,097,401
                                                         ==============           ==============          ==============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST..........................            $1.00                  $10.22                  $14.12
                                                         ==============           ==============          ==============


+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at June 30, 1998 is the same as the market value.

See notes to financial statements


                           WRIGHT MANAGED INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1998 (UNAUDITED)
================================================================================

                                                                                     Wright                  Wright
                                                                                  Total Return           Current Income
                                                                                   Bond Fund+                 Fund
                                                                                     (WTRB)                  (WCIF)
----------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Identified cost.................................                             $  87,975,846           $          -
     Unrealized appreciation.........................                                 3,065,380                      -
     Investment in Portfolio, at value (identified cost
       of $105,676,306 for WCIF).....................                                        -             107,516,035
                                                                                   ------------            ------------
   Total investments at value (Note 1A)..............                             $  91,041,226           $107,516,035
   Cash..............................................                                   237,637                      -
   Receivable for Fund shares sold...................                                   102,486                717,699
   Receivable from Investment Adviser................                                     5,000                  2,025
   Interest receivable...............................                                 1,334,313                      -
                                                                                   ------------            ------------
       Total Assets..................................                             $  92,720,662           $ 108,235,759
                                                                                   ------------            ------------
LIABILITIES:
   Payable for Fund shares reacquired................                             $      17,577           $     30,982
   Distributions payable.............................                                   101,214                147,964
   Accrued expenses and other liabilities............                                    11,757                  6,985
                                                                                   ------------            ------------
       Total Liabilities.............................                             $     130,548           $    185,931
                                                                                   ------------            ------------
NET ASSETS...........................................                             $  92,590,114           $108,049,828
                                                                                  =============           =============
NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of dis-
     tributions declared), less cost of shares reacquired..                       $  88,900,103           $107,425,390
   Accumulated undistributed net realized gain (loss) on in-
     vestments (computed on the basis of identified cost)..                             568,395             (1,114,935)
   Unrealized appreciation of investments
     (computed on the basis of identified cost)......                                 3,065,380              1,839,729
   Undistributed (distributions in excess of) net
     investment income...............................                                    56,236               (100,356)
                                                                                   ------------            ------------
     Net assets applicable to outstanding shares.....                             $  92,590,114           $108,049,828
                                                                                  =============           =============
Computation of net asset value, offering and redemption price per share:
   Standard Shares:
     Net assets......................................                             $  92,590,114           $ 85,571,232
                                                                                  =============           =============
     Shares of beneficial interest outstanding.......                                 7,094,506              8,042,029
                                                                                  =============           =============
     Net asset value, offering price, and redemption price
       per share of beneficial interest..............                                    $13.05                 $10.64
                                                                                  =============           =============

   Institutional Shares:
     Net assets......................................                                                     $ 22,478,596
                                                                                                          =============
     Shares of beneficial interest outstanding.......                                                        2,223,512
                                                                                                          =============
     Net asset value, offering price, and redemption price
       per share of beneficial interest..............                                                           $10.11
                                                                                                          =============

+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1998 (UNAUDITED)
================================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury           U.S. Treasury
                                                       Money Market Fund+        Near Term Fund               Fund
                                                             (WTMM)                  (WNTB)                  (WUSTB)
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
  Income -
   Interest income...................................     $   2,452,132           $          -            $          -
   Interest income allocated from Portfolio..........                -               3,264,710               2,208,796
   Expenses allocated from Portfolio.................                -                (271,672)               (180,315)
                                                           ------------            ------------            ------------
    Investment income................................     $   2,452,132           $  2,993,038            $  2,028,481
                                                           ------------            ------------            ------------

  Expenses -
   Investment Adviser fee (Note 3)...................     $     165,816           $          -            $          -
   Administrator fee (Note 3)........................            33,092                 16,711                  12,118
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator..............             1,428                  2,053                   2,053
   Custodian fee (Note 1C)...........................            27,818                  7,602                   2,500
   Distribution expenses (Note 4)....................                -                 127,653                  90,264
   Transfer and dividend disbursing agent fees.......            21,095                 11,015                   6,003
   Printing..........................................             3,645                  4,952                   5,992
   Audit services....................................            26,600                 35,860                  30,260
   Legal services....................................             5,650                  1,705                   1,705
   Registration costs................................            13,554                  7,480                   9,180
   Miscellaneous.....................................             7,888                  7,575                     932
                                                           ------------            ------------            ------------
    Total expenses...................................     $     306,586           $    222,606            $    161,007
                                                           ------------            ------------            ------------

Deduct -
   Preliminary reduction of Investment Adviser fee
       (Note 3)......................................     $      94,685           $          -            $          -
   Preliminary reduction of distribution expenses by
    Principal Underwriter (Note 4)...................                -                  28,249                  14,745
   Preliminary allocation of expenses to Investment
    Adviser (Note 3).................................                -                   5,700                   1,650
                                                           ------------            ------------            ------------
     Total deductions................................     $      94,685           $     33,949            $     16,395
                                                           ------------            ------------            ------------

     Net expenses....................................     $     211,901           $    188,657            $    144,612
                                                           ------------            ------------            ------------

      Net investment income..........................     $   2,240,231           $  2,804,381            $  1,883,869
                                                           ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions from
   Portfolio (identified cost basis).................     $          -            $   (351,200)           $    263,278
  Net change in unrealized appreciation
   of investments....................................                -                 188,706                 638,870
                                                           ------------            ------------            ------------

   Net realized and unrealized gain (loss) on investments $          -            $   (162,494)           $    902,148
                                                           ------------            ------------            ------------

    Net increase in net assets from operations.......     $   2,240,231           $  2,641,887            $  2,786,017
                                                           =============           =============           =============


+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1998 (UNAUDITED)
================================================================================


                                                                                     Wright                  Wright
                                                                                  Total Return           Current Income
                                                                                   Bond Fund+                 Fund
                                                                                     (WTRB)                  (WCIF)
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
  Income -
   Interest income...................................                             $   2,640,512           $          -
   Interest income allocated from Portfolio..........                                        -               3,572,341
   Expenses allocated from Portfolio.................                                        -                (276,372)
                                                                                  ------------            ------------
    Investment income................................                             $   2,640,512           $  3,295,969
                                                                                  ------------            ------------

  Expenses -
   Investment Adviser fee (Note 3)...................                             $     169,329           $          -
   Administrator fee (Note 3)........................                                    42,331                 16,446
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator..............                                     1,358                  2,066
   Custodian fee (Note 1C)...........................                                    16,071                 12,252
   Distribution expenses (Note 4)....................                                   104,994                 98,645
   Transfer and dividend disbursing agent fees.......                                    16,084                  8,095
   Printing..........................................                                     2,161                  3,845
   Audit services....................................                                    29,460                 12,660
   Legal services....................................                                     1,765                    679
   Registration costs................................                                     8,795                 29,795
   Miscellaneous.....................................                                     3,789                  3,960
                                                                                   ------------            ------------
    Total expenses...................................                             $     396,137           $    188,443

  Deduct -
   Preliminary reduction of distribution expenses by
    Principal Underwriter (Note 4)...................                             $      13,660           $     17,135
   Preliminary allocation of expenses to Investment
    Adviser (Note 3).................................                                     5,000                  2,025
                                                                                   ------------            ------------
     Total deductions................................                             $      18,660           $     19,160
                                                                                   ------------            ------------
     Net expenses....................................                             $     377,477           $    169,283
                                                                                   ------------            ------------
      Net investment income..........................                             $   2,263,035           $  3,126,686
                                                                                   ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)...........................                             $     574,149           $          -
  Net realized loss on investment transactions
   from Portfolio (identified cost basis)............                                        -                 (68,152)
                                                                                   ------------            ------------
   Net realized gain (loss) on investments...........                             $     574,149           $    (68,152)
                                                                                   ------------            ------------
  Change in unrealized appreciation of investments...                             $     470,124           $          -
  Change in unrealized appreciation of investments from
   Portfolio.........................................                                        -                 103,908
                                                                                   ------------            ------------
   Net change in unrealized appreciation of investments                           $     470,124           $    103,908
                                                                                   ------------            ------------
   Net realized and unrealized gain on investments...                             $   1,044,273           $     35,756
                                                                                   ------------            ------------
    Net increase in net assets from operations.......                             $   3,307,308           $  3,162,442
                                                                                  =============           =============

+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                            Wright                        Wright                         Wright
                                         U.S. Treasury                 U.S. Treasury                  U.S. Treasury
                                       Money Market Fund              Near Term Fund                      Fund
                                            (WTMM)                        (WNTB)                         (WUSTB)
                                      Year Ended Dec. 31            Year Ended Dec. 31             Year Ended Dec. 31
                                      -------------------------------------------------------------------------------------
                                    1998(1)         1997           1998(1)         1997          1998(1)          1997
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations -
   Net investment income........$  2,240,231    $   4,485,565  $  2,804,381   $   6,722,207   $  1,883,869   $  3,378,249
   Net realized gain (loss) on
    investment transactions.....           -               -       (351,200)       (189,969)       263,278        (10,016)
   Change in unrealized appreciation
    (depreciation) of investments          -               -         188,706        (21,256)       638,870       2,443,170
                                 ------------    ------------   ------------   ------------    ------------   ------------

    Net increase in
     net assets resulting from
     operations.................$   2,240,231   $  4,485,565   $  2,641,887   $   6,510,982   $  2,786,017   $  5,811,403
                                 ------------    ------------   ------------   ------------    ------------   ------------


  Distributions to shareholders (Note 2) -
   From net investment income...$ (2,240,231)   $ (4,485,565)  $ (2,876,089)  $  (6,658,751)  $ (1,904,920)  $ (3,277,052)
   From net realized gain.......           -               -              -               -              -       (438,333)
   In excess of realized gains..           -               -              -               -              -        (22,651)
                                 ------------    ------------   ------------   ------------    ------------   ------------

    Total distributions.........$ (2,240,231)   $ (4,485,565)  $ (2,876,089)  $  (6,658,751)  $ (1,904,920)  $ (3,738,036)
                                 ------------    ------------   ------------   ------------    ------------   ------------


  Fund share transactions (Note 5)+ -
   Proceeds from shares sold....$153,754,594    $227,054,512   $  8,712,669   $  19,532,312   $  5,155,299   $ 26,166,981
   Reinvestment of dividends....     980,234       2,684,765      1,636,698       3,583,844      1,428,534      1,808,793
   Cost of shares reacquired....(141,629,699)   (237,864,010)   (11,520,879)    (50,728,625)    (9,655,673)   (10,869,033)
                                 ------------    ------------   ------------   ------------    ------------   ------------

  Net increase (decrease) in net
   assets from Fund share
   transactions.................$ 13,105,129    $ (8,124,733)  $ (1,171,512)  $ (27,612,469)  $ (3,071,840)  $ 17,106,741
                                 ------------    ------------   ------------   ------------    ------------   ------------

    Net increase (decrease)
      in net assets.............$ 13,105,129    $ (8,124,733)  $ (1,405,714)  $ (27,760,238)  $ (2,190,743)  $ 19,180,108

NET ASSETS:
  At beginning of period........  87,058,776      95,183,509    102,564,796     130,325,034     74,158,057     54,977,949
                                 ------------    ------------   ------------   ------------    ------------   ------------

  At end of period..............$100,163,905    $ 87,058,776   $101,159,082   $ 102,564,796   $ 71,967,314   $ 74,158,057
                                 =============   =============  =============  =============   =============  =============

UNDISTRIBUTED NET
  INVESTMENT INCOME
  INCLUDED IN NET ASSETS
  AT END OF PERIOD..............$          -    $          -   $    157,291   $     228,999   $     84,473   $    105,524
                                 =============   =============  =============  =============   =============  =============



+   For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.

(1) For the six months ended June 30, 1998 (unaudited).

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                          Wright                         Wright
                                                                       Total Return                  Current Income
                                                                         Bond Fund                        Fund
                                                                          (WTRB)                         (WCIF)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                  --------------------------------------------------------
                                                                   1998(1)         1997          1998(1)          1997
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations -
   Net investment income........                               $  2,263,035   $   4,482,734   $  3,126,686   $  5,415,858
   Net realized gain (loss) on
    investment transactions.....                                    574,149         208,959        (68,152)       (98,264)
   Change in unrealized appreciation
    of investments..............                                    470,124       2,451,993        103,908      2,131,195
                                                                ------------   ------------    ------------   ------------

    Net increase in
     net assets resulting from
     operations.................                               $  3,307,308   $   7,143,686   $  3,162,442   $  7,448,789
                                                                ------------   ------------    ------------   ------------


  Distributions to shareholders (Note 2) -
   From net investment income -
    Standard shares.............                               $ (2,291,641)  $  (4,473,380)  $ (2,433,988)  $ (4,764,576)
    Institutional shares........                                          -               -       (670,330)      (615,830)
   In excess of net investment income -
    Institutional shares........                                          -               -        (22,640)             -
   From net realized gain -
    Standard shares.............                                   (214,714)              -              -              -
                                                                ------------   ------------    ------------   ------------

    Total distributions.........                               $ (2,506,355)  $  (4,473,380)  $ (3,126,958)  $ (5,380,406)
                                                                ------------   ------------    ------------   ------------


  Net increase (decrease) in net assets
   from Fund share transactions (Note 5) -
    Standard shares.............                               $ 11,785,498   $ (14,048,274)  $  9,303,106   $  9,750,500
    Institutional shares........                                          -               -        692,967     21,576,017
                                                                ------------   ------------    ------------   ------------

    Net increase (decrease) in net assets
     from Fund share transactions                              $ 11,785,498   $  (14,048,274) $  9,996,073   $ 31,326,517
                                                                ------------   ------------    ------------   ------------

    Net increase (decrease)
      in net assets.............                               $ 12,586,451   $ (11,377,968)  $ 10,031,557   $ 33,394,900

NET ASSETS:
  At beginning of period........                                 80,003,663      91,381,631     98,018,271     64,623,371
                                                               ------------   ------------    ------------   ------------

  At end of period..............                               $ 92,590,114   $  80,003,663   $108,049,828   $ 98,018,271
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT
  INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD.......                               $     56,236   $      84,842   $   (100,356)  $   (100,084)
                                                               =============  =============   =============  =============


(1) For the six months ended June 30, 1998 (unaudited).

See notes to fianacial statements

                           WRIGHT MANAGED INCOME TRUST

                     WRIGHT U.S. TREASURY MONEY MARKET FUND
================================================================================


                                                                            Year Ended December 31,
                                                 ----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1998(4)       1997          1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period...........  $1.00        $1.00        $1.00        $1.00         $1.00        $1.00

Income from Investment Operations:
   Net investment income(1)  ..................   0.02345      0.04739      0.04745      0.05212       0.03494      0.02503


Less Distributions:
   From net investment income..................  (0.02345)    (0.04739)    (0.04745)    (0.05212)     (0.03494)    (0.02503)
                                                  --------     --------     --------     --------     --------     --------

Net asset value, end of year...................  $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
                                                 =========    =========    =========    =========    =========    =========

Total Return(2)................................   2.34%        4.84%        4.85%        5.34%         3.55%        2.53%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..... $100,164      $87,059      $95,184      $45,889      $68,877      $11,011
   Ratio of net expenses to average daily
     net assets(1).............................   0.45%(5)     0.45%        0.45%(3)     0.46%(3)      0.45%        0.45%
   Ratio of net investment income to average daily
     net assets(1).............................   4.71%(5)     4.74%        4.73%        5.22%         3.77%        2.52%

(1)During each of the above periods, the Investment Adviser reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                           Year Ended December 31,
                                                 -------------------------------------------------------------------------
                                                 1998(4)       1997         1996          1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------

Net investment income per share................  $ 0.02245     $0.04599     $0.04524     $0.05120     $0.03253     $0.01977
                                                 =========    =========    =========    =========    =========    =========
Ratios (As a percentage of average daily net assets):
   Expenses....................................   0.65%(5)        0.59%        0.67%        0.65%        0.71%        0.97%
                                                 =========    =========    =========    =========    =========    =========
   Net investment income ......................   4.51%(5)        4.60%        4.51%        5.03%        3.51%        1.99%
                                                 =========    =========    =========    =========    =========    =========


(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits resulting from cash balances the Fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.44% and 0.45% for the years ended December 31, 1996 and 1995, respectively.
(4) For the six months ended June 30, 1998 (unaudited).
(5) Annualized.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                       WRIGHT U.S. TREASURY NEAR TERM FUND
================================================================================


                                                                            Year Ended December 31,
                                                  ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1998(5)       1997          1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of period........     $ 10.240     $ 10.240     $  10.450    $   9.920    $  10.840     $ 10.660
                                                  --------     --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1) ................     $  0.280     $  0.599     $   0.606    $   0.631    $   0.588     $  0.655
   Net realized and unrealized gain (loss)
     on investments.........................       (0.013)      (0.010)       (0.212)       0.524       (0.920)       0.180
                                                  --------     --------     --------     --------     --------      --------

     Total income (loss) from investment
       operations...........................     $  0.267     $  0.589     $   0.394    $   1.155    $  (0.332)    $  0.835
                                                  --------     --------     --------     --------     --------      --------

Less distributions from net investment income    $ (0.287)    $ (0.589)    $  (0.604)   $  (0.625)    $ (0.588)    $ (0.655)
                                                  --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.220     $ 10.240     $  10.240    $  10.450    $   9.920     $ 10.840
                                                  =========    =========    =========    =========    =========     ========

Total Return(2).............................        2.63%        5.93%        3.91%        11.93%      (3.10%)        7.95%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $101,159     $102,565     $130,325     $ 143,600    $ 212,122     $380,917
   Ratio of expenses to average net assets..        0.91%(4)(6)  0.87%(4)     0.80%         0.80%        0.70%        0.70%
   Ratio of expenses after custodian fee
     reduction to average net assets........        0.90%(4)(6)      -            -            -             -            -
   Ratio of net investment income to average
     net assets.............................        5.50%(6)     5.82%        5.90%         6.20%        5.70%        6.00%
   Portfolio Turnover Rate(3) ..............            -           4%          28%           21%          33%          22%

(1)During the period ended June 30, 1998 and during the year ended December 31, 1997, the operating expenses of the fund were reduced by an allocation of expenses to the Investment Adviser or a reduction in distribution fees, or a combination, thereof. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                  1998(5)       1997

     Net investment income per share........     $  0.276     $  0.597
                                                 =========    =========
     Ratios (As a percentage of average net assets):
         Expenses...........................        0.98%(4)(6)   0.89%(4)
                                                 =========    =========
         Expenses after custodian fee reduction     0.97%(4)(6)      -
                                                 =========    =========
         Net investment income..............        5.43%(6)     5.80%
                                                 =========    =========

(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(5) For the six months ended June 30, 1998 (unaudited).
(6) Annualized.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                            WRIGHT U.S. TREASURY FUND
================================================================================


                                                                            Year Ended December 31,
                                                 ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1998(6)       1997         1996(3)       1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 13.950     $ 13.580     $  14.710    $  12.250    $  14.360     $ 13.190
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1).................     $  0.365     $  0.721     $   0.769    $   0.880    $   0.880     $  0.892
   Net realized and unrealized gain (loss)
     on investments.........................        0.173        0.462        (0.973)       2.458       (2.110)       1.170
                                                 --------     --------     --------     --------     --------      --------

     Total income (loss)
       from investment operations...........     $  0.538     $  1.183     $  (0.204)   $   3.338    $  (1.230)    $  2.062
                                                 --------     --------     --------     --------     --------      --------

Less Distributions:
   From net investment income...............     $ (0.368)    $ (0.703)    $  (0.756)   $  (0.878)   $  (0.880)    $ (0.892)
   From net realized gain...................        -           (0.105)       (0.170)       -            -            -
   In excess of net realized gain on investments    -           (0.005)          -          -            -            -
                                                 --------     --------     --------     --------     --------      --------


     Total distributions....................     $ (0.368)    $ (0.813)    $  (0.926)   $  (0.878)   $  (0.880)    $ (0.892)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 14.120     $ 13.950     $  13.580    $  14.710    $  12.250     $ 14.360
                                                 =========    =========    =========    =========    =========    =========
Total Return(2).............................        3.90%        9.09%      (1.23%)        28.18%      (8.66%)       15.90%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $ 71,967     $ 74,158     $ 54,978     $  15,156    $  16,658     $ 29,846
   Ratio of net expenses to average net assets      0.93%(5)(7)  1.01%(5)     0.90%         0.90%        0.90%        0.90%
   Ratio of net expenses after custodian fee
     reduction to average net assets........        0.90%(5)(7)  0.87%(5)       -              -             -           -
   Ratio of net investment income to average
     net assets.............................        5.22%(7)     5.34%        5.50%         6.60%        6.90%        6.30%
   Portfolio Turnover Rate(4) ..............           -            1%          65%            8%           1%          12%

(1)During the period ended June 30, 1998 and during each of the five years ended December 31, 1997, the operating expenses of the Fund were reduced by an allocation of expenses to the Investment Adviser or a reduction in distribution fees by the Principal Underwriter, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                           Year Ended December 31,
                                                 ---------------------------------------------------------------------------
                                                  1998(6)       1997          1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............     $  0.362     $  0.720     $   0.769    $   0.827    $   0.854     $  0.878
                                                 =========    =========    =========    =========    =========    =========
Ratios (As a percentage of average net assets):

   Expenses   ..............................        0.97%(5)(7)   1.02%(5)     0.90%        1.20%        1.10%        1.00%
                                                 =========    =========    =========    =========    =========    =========
   Expenses after custodian fee reduction...        0.94%(5)(7)  0.89%(5)         -            -             -            -
                                                 =========    =========    =========    =========    =========    =========
   Net investment income....................        5.18%(7)     5.33%         5.50%        6.20%        6.70%        6.20%
                                                 =========    =========    =========    =========    =========    =========

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain of the per share data are based on average shares outstanding.
(4) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(5) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(6) For the six months ended June 30, 1998 (unaudited).
(7) Annualized.


See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                          WRIGHT TOTAL RETURN BOND FUND
================================================================================


                                                                            Year Ended December 31,
                                                 ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1998(3)       1997         1996(2)       1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 12.930     $ 12.500     $  13.120    $  11.430    $  13.010     $ 12.610
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income+ ..................     $  0.343     $  0.690     $   0.720    $   0.758    $   0.740     $  0.789
   Net realized and unrealized gain (loss) on
     investments............................        0.159        0.427        (0.631)       1.685       (1.580)       0.580
                                                 --------     --------     --------     --------     --------      --------

     Total income (loss)
       from investment operations...........     $  0.502     $  1.117     $   0.089    $   2.443    $  (0.840)    $  1.369
                                                 --------     --------     --------     --------     --------      --------

Less Distributions:
   From net investment income...............     $ (0.349)    $ (0.687)    $  (0.709)   $  (0.753)   $  (0.740)    $ (0.789)
   From net realized gain on investments....       (0.033)       -             -            -            -           (0.177)
   In excess of net realized gain on investments       -         -             -            -            -           (0.003)
                                                 --------     --------     --------     --------     --------      --------

     Total distributions....................     $ (0.382)    $ (0.687)    $  (0.709)   $  (0.753)   $  (0.740)    $ (0.969)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 13.050     $ 12.930     $ 12.500     $ 13.120     $  11.430     $ 13.010
                                                 =========    =========    =========    =========    =========    =========
Total Return(1).............................        3.93%        9.25%        0.87%       21.97%       (6.57%)       11.03%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $ 92,590     $ 80,004     $ 91,382     $122,762      $143,497     $259,513
   Ratio of net expenses to average net assets      0.89%(4)     0.90%        0.80%        0.80%         0.80%        0.80%
   Ratio of net investment income to average
     net assets.............................        5.35%(4)     5.50%        5.70%        6.20%         6.10%        6.00%
   Portfolio Turnover Rate..................          20%          34%          96%          50%           32%          36%


(+)During the period ended June 30, 1998, the operating expenses of the fund were reduced by an allocation of expenses to the Investment Adviser and reduction in distribution fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                  1998(3)

     Net investment income per share........     $  0.340
                                                 =========
     Ratios (As a percentage of average net assets):
         Expenses...........................        0.94%(4)
                                                 =========
         Net investment income..............        5.30%(4)
                                                 =========

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(2)Certain of the per share data are based on average shares  outstanding.
(3)For the six months ended June 30, 1998 (unaudited).
(4) Annualized.


See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                           WRIGHT CURRENT INCOME FUND
================================================================================


                                                                     Six Months Ended June 30, (unaudited)
                                                                 -------------------------------------------
FINANCIAL HIGHLIGHTS                                                          1998         1998
------------------------------------------------------------------------------------------------------------

                                                                          Institutional  Standard
                                                                             Shares       Shares

Net asset value, beginning of period........                               $  10.120    $  10.630
                                                                            --------     --------

Income (loss) from Investment Operations:
   Net investment income(1) ................                               $   0.313    $   0.329
   Net realized and unrealized gain on
     investments............................                                   0.000(+)     0.006
                                                                            --------     --------

       Total income
         from investment operations.........                               $   0.313    $   0.335
                                                                            --------     --------


Less Distributions:
   From net investment income...............                               $  (0.312)   $  (0.325)
   In excess of net investment income.......                                  (0.011)       -
                                                                            --------     --------

       Total distributions..................                               $  (0.323)   $  (0.325)
                                                                            --------     --------

Net asset value, end of period..............                               $  10.110    $  10.640
                                                                            =========    =========

Total Return(2).............................                                   3.07%        3.19%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..                               $  22,479    $  85,571
     Ratio of net expenses to average net assets                               0.82%(3)(4)  0.90%(3)(4)
     Ratio of net investment income to average
         net assets.........................                                   6.12%(4)     6.22%(4)

(1)For the period ended June 30, 1998, the operating expenses of the fund were reduced by an allocation of expenses to the Investment Adviser and a reduction in distribution fees by the Principal Underwriter. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                           1998

   Net investment income per share..........                                            $   0.326
                                                                                        =========
   Ratios (As a percentage of average net assets):
         Expenses...........................                                                0.95%(3)(4)
                                                                                        =========
         Net investment income..............                                                6.17%(4)
                                                                                        =========

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(4)Annualized.

(+)Amount represents less than $0.001 per share.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

================================================================================

                                                                            Year Ended December 31,
                                                 ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997**        1997          1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------

                                               Institutional
                                                  Shares                              Standard Shares
                                                 ---------       ---------------------------------------------------------

Net asset value, beginning of period........     $ 10.000     $ 10.430     $  10.670    $   9.710    $  10.750     $ 10.780
                                                  --------     --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1) ................     $  0.313     $  0.658     $   0.674    $   0.696    $   0.690     $  0.728
   Net realized and unrealized gain (loss) on
     investments............................        0.120        0.206        (0.239)       0.955       (1.040)      (0.030)
                                                  --------     --------     --------     --------     --------      --------

       Total income (loss)
         from investment operations.........     $  0.433     $  0.864     $   0.435    $   1.651    $  (0.350)    $  0.698
                                                  --------     --------     --------     --------     --------      --------


Less Distributions:
   From net investment income...............     $ (0.314)(6) $ (0.664)    $  (0.675)   $  (0.691)   $  (0.690)*   $ (0.728)
                                                  --------     --------     --------     --------     --------      --------

       Total distributions..................     $ (0.313)    $ (0.664)    $  (0.675)   $  (0.691)   $  (0.690)    $ (0.728)
                                                  --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.120     $ 10.630     $  10.430    $  10.670    $   9.710     $ 10.750
                                                  =========    =========    =========    =========    =========    =========

Total Return(2).............................        4.40%        8.56%         4.31%       17.46%       (3.30%)       6.59%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $  21,801    $  76,217    $  64,623    $  66,345      $84,178     $115,158
     Ratio of net expenses to average net assets     0.48%(4)(5)  0.89%(4)     0.90%        0.90%        0.80%        0.80%
     Ratio of net investment income to average
         net assets.........................         4.70%(5)     6.44%        6.50%        6.80%        6.90%        6.70%
   Portfolio Turnover Rate(3) ..............            2%           3%           9%          26%          10%           4%

* Includes distribution in excess of net investment income of $.00013 per share. ** For the period from July 7, 1997 (start of business) to December 31, 1997.

(1)For the year ended December 31, 1997, the Principal Underwriter reduced its fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1997

     Net investment income per share........                  $  0.652
                                                              =========
     Ratios (As a percentage of average net assets):
         Expenses...........................                     0.95%(4)
                                                              =========
         Net investment income..............                     6.38%
                                                              =========

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(5) Annualized.
(6) Includes distribution in excess of net investment income of $0.00001 per share.

See notes to financial statements


                           WRIGHT MANAGED INCOME TRUST

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
================================================================================



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Treasury Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund
(WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.9%, 99.9%, and 99.9% at June 30, 1998 for WNTB, WUSTB, and WCIF, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - For WTRB investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes value. WTMM's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Interest Income - For WTMM and WTRB, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the Funds. The net investment income of WNTB, WUSTB, and WCIF consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. Expense Reduction - The Funds have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balance is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest - Each Fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 1998, only WCIF had an institutional share class.

H. Interim Financial Information - The interim financial statments relating to June 30, 1998 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments,necessary or thefiar presentation of the financial statements.

(2)  DISTRIBUTIONS

     Each Fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same Fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes, be classified as distributions in excess of net investment income or accumulated net realized gains.

     The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1999 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.


(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six-month period ended June 30, 1998, for WTMM, and WTRB the effective annual rate was 0.35% and 0.40%, respectively. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, Wright made a preliminary reduction of its investment adviser fee by $94,685 for WTMM. In addition, $5,700, $1,650, $5,000, and $2,025 of expenses of WNTB, WUSTB, WTRB, and WCIF, respectively, was allocated to the Investment Adviser on a preliminary basis.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six month period ended June 30, 1998, the effective annual rate was 0.07% for WTMM, 0.03% for WNTB, 0.03% for WUSTB, 0.10% for WTRB, and 0.03% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the average daily net assets of each Fund for activities primarily intended to result in the sale of each Fund's Standard shares. To enhance the net income of WNTB, WUSTB, WTRB, and WCIF, the Principal Underwriter made a preliminary reduction of its fee by $28,249, $14,745, $13,660, and $17,135, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 1998 the Funds did not accrue or pay any service fees.


 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                   Six Months Ended                    Year Ended
                                                               June 30, 1998 (unaudited)            December 31, 1997
                                                               ----------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
-------------------------------------------------------------------------------------------------------------------------


WRIGHT U.S. TREASURY NEAR TERM FUND --
     Sales................................................     832,219    $   8,712,669       1,912,457     $  19,532,312
     Issued to shareholders in payment of
       distributions declared.............................     186,908        1,636,698         351,009         3,583,844
     Redemptions..........................................  (1,134,285)     (11,520,879)     (4,968,090)      (50,728,625)
                                                            ----------    -------------      ----------     -------------

         Net decrease.....................................    (115,158)   $  (1,171,512)     (2,704,624)    $ (27,612,469)
                                                            ===========   ===============    ===========   ===============


WRIGHT U.S. TREASURY FUND --
     Sales................................................     375,317    $   5,155,299       1,939,601     $  26,166,981
     Issued to shareholders in payment
       of distributions declared..........................     117,739        1,428,534         206,796         1,808,793
     Redemptions..........................................    (712,088)      (9,655,673)       (877,670)      (10,869,033)
                                                            ----------    -------------      ----------     -------------

         Net increase (decrease)..........................    (219,032)   $  (3,071,840)      1,268,727     $  17,106,741
                                                            ===========   ===============    ===========   ===============


WRIGHT TOTAL RETURN BOND FUND --
     Sales................................................   1,144,644    $  15,124,938         565,212     $   7,150,768
     Issued to shareholders in payment
       of distributions declared..........................     166,014        1,880,175         265,206         3,324,077
     Redemptions..........................................    (402,187)      (5,219,615)     (1,957,795)      (24,523,119)
                                                            ----------    -------------      ----------     -------------

         Net increase (decrease)..........................     908,471    $  11,785,498      (1,127,377)    $ (14,048,274)
                                                            ===========   ===============    ===========   ===============

WRIGHT CURRENT INCOME FUND -- Standard Shares
     Sales................................................   1,200,531    $  12,982,316       3,537,930     $  36,704,939
     Issued to shareholders in payment
       of distributions declared..........................     177,569        1,620,605         323,638         3,388,896
     Redemptions..........................................    (503,389)      (5,299,815)     (2,892,503)      (30,343,335)
                                                            ----------    -------------      ----------     -------------

         Net increase.....................................     874,711    $   9,303,106         969,065     $   9,750,500
                                                            ===========   ===============    ===========   ===============


                                                                                       Period from July 7, 1997, the Inception
                                                                                          of Offering Institutional Shares,
WRIGHT CURRENT INCOME FUND FUND-- Institutional Shares                                          to December 31, 1997
                                                                                      ------------------------------------------
     Sales................................................           -    $           -       2,093,926     $  20,960,187
     Issued to shareholders in payment
       of distributions declared..........................      68,542          692,967          61,134           615,830
                                                            ----------    -------------      ----------     -------------

         Net increase.....................................      68,452    $     692,967       2,155,060     $  21,576,017
                                                            ===========   ===============    ===========   ===============

(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                           Six Months Ended June 30, 1998
                       Wright U.S. Treasury  Wright Total
                         Money Market Fund Return Bond Fund
----------------------------------------------------------------------------

Purchases --
 Non-U.S. Gov't Obligations $      -      $  7,469,541
                           =============    =============
 U.S. Gov't Obligations     $      -      $ 20,736,512
                           =============    =============
Sales --
 U.S. Gov't Obligations     $      -      $ 16,819,759
                           =============    =============

     Increases and decreases in each Fund's investment in its corresponding Portfolio for the six month period ended June 30, 1998 were as follows:

                         WNTB         WUSTB        WCIF
----------------------------------------------------------------------

Increases             $ 9,888,786  $ 5,168,260  $12,706,813
Decreases             14,266,368   10,563,885    6,287,880

----------------------------------------------------------------------

(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in June 30, 1998, as computed on a federal income tax basis, are as follows:

                                          Wright Total Return
                                               Bond Fund
----------------------------------------------------------------------

Aggregate cost............................  $  87,975,846
                                              ============
Gross unrealized appreciation.............  $   3,119,288
Gross unrealized depreciation.............        (53,908)
                                            -------------

Net unrealized appreciation...............  $   3,065,380
                                              ============

----------------------------------------------------------------------

(8)  LINE OF CREDIT

     The Funds participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the period ended June 30, 1998.

(9)  SUBSEQUENT EVENT

     On July 1, 1998, the Wright U.S. Treasury Near Term Fund changed its name to Wright US. Government Near Term Fund.

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1998 (UNAUDITED)
================================================================================


                                                            Selected                 Junior               International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
---------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Identified cost.................................    $  213,102,481           $  33,781,384           $ 213,067,085
     Unrealized appreciation.........................        64,347,874               2,254,149              69,960,942
                                                           ------------            ------------            ------------

       Total investments, at value (Note 1A).........    $  277,450,355           $  36,035,533           $ 283,028,027

   Cash..............................................             4,455                 205,668               7,775,825
   Receivable for investments sold...................                -                       -                1,979,090
   Dividends and interest receivable.................           239,678                  39,775                 401,136
   Receivable for refundable foreign taxes withheld..                -                       -                  264,910
   Deferred organization expenses (Note 1C)..........            23,719                  23,719                  23,719
                                                           ------------            ------------            ------------
       Total Assets..................................    $  277,718,207           $  36,304,695           $ 293,472,707
                                                           ------------            ------------            ------------


LIABILITIES:
   Payable for investments purchased.................    $    4,425,607           $          -            $   7,718,294
   Payable to Investment Adviser.....................                -                   17,779                      -
   Payable for open forward foreign currency exchange
     contracts.......................................                -                       -                   23,080
   Accrued expenses and other liabilities............             6,013                   5,442                  62,524
                                                           ------------            ------------            ------------
     Total Liabilities...............................    $    4,431,620           $      23,221           $   7,803,898
                                                           ------------            ------------            ------------

NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN PORTFOLIO..................    $  273,286,587           $  36,281,474           $ 285,668,809
                                                          =============           =============           =============

SOURCES OF NET ASSETS:
   Net proceeds from capital contributions and
     withdrawals.....................................    $  208,938,713           $  34,027,325           $ 215,764,038
   Unrealized appreciation of investments
     and foreign currency transactions (computed
     on the basis of identified cost)................        64,347,874               2,254,149              69,904,771
                                                           ------------            ------------            ------------
       Total.........................................    $  273,286,587           $  36,281,474           $ 285,668,809
                                                          =============           =============           =============
See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1998 (UNAUDITED)
================================================================================

                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
----------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Identified cost.................................    $   98,220,577           $  67,237,079           $ 105,048,071
     Unrealized appreciation.........................         1,167,601               3,323,387               1,839,729
                                                           ------------            ------------            ------------
       Total investments, at value (Note 1A).........    $   99,388,178           $  70,560,466           $ 106,887,800

   Cash..............................................           237,191                 469,908                   2,265
   Interest receivable...............................         1,673,531               1,021,536                 609,289
   Deferred organization expenses (Note 1C)..........            22,805                  22,794                  22,619
   Other assets......................................                -                       -                    4,370
                                                           ------------            ------------            ------------
       Total Assets..................................    $  101,321,705           $  72,074,704           $ 107,526,343
                                                           ------------            ------------            ------------


LIABILITIES:
   Accrued expenses and other liabilities............    $        7,305           $       1,202           $      10,299
                                                           ------------            ------------            ------------

NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN PORTFOLIO..................    $  101,314,400           $  72,073,502           $ 107,516,044
                                                          =============           =============           =============

SOURCES OF NET ASSETS:
   Net proceeds from capital contributions and
     withdrawals.....................................    $  100,146,799           $  68,750,115           $ 105,676,315
   Unrealized appreciation of investments
     (computed on the basis of identified cost)......         1,167,601               3,323,387               1,839,729
                                                           ------------            ------------            ------------
       Total.........................................    $  101,314,400           $  72,073,502           $ 107,516,044
                                                          =============           =============           =============

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1998 (UNAUDITED)
================================================================================

                                                            Selected                 Junior               International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Income -
     Dividends.......................................     $  1,887,029            $    188,404            $  3,403,229
     Interest........................................          121,121                  20,909                 216,546
     Less: Foreign taxes.............................                -                       -                (377,160)
                                                          ------------            ------------            ------------
       Total income..................................     $  2,008,150            $    209,313            $  3,242,615
                                                          ------------            ------------            ------------


   Expenses -
     Investment Adviser fee (Note 2).................     $    870,261            $    100,549            $  1,075,570
     Administrator fee (Note 2)......................          119,894                  31,237                 121,164
     Compensation of Trustees not affiliated with the
       Investment Adviser or Administrator...........              375                     375                     375
     Custodian fee (Note 1D).........................           29,840                  19,027                 181,304
     Interest expense................................                -                     117                      17
     Audit fees......................................           24,700                  19,800                  24,700
     Amortization of organization expenses (Note 1C).            2,861                   2,862                   2,861
     Miscellaneous...................................                6                   3,810                       -
                                                          ------------            ------------            ------------
       Total expenses................................     $  1,047,937            $    177,777            $  1,405,991
                                                          ------------            ------------            ------------

     Deduct -.......................................
       Preliminary reduction of Investment Adviser fee
          (Note 2)...................................     $          -            $     19,580            $          -
       Reduction of custodian fee (Note 1D)..........                -                   3,202                       -
                                                          ------------            ------------            ------------

          Total deductions...........................     $          -            $     22,782            $          -
                                                          ------------            ------------            ------------

            Net expenses.............................     $  1,047,937            $    154,995            $  1,405,991
                                                          ------------            ------------            ------------

               Net investment income.................     $    960,213            $     54,318            $  1,836,624
                                                          ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain on investment and foreign currency
     transactions (identified cost basis)............     $ 22,714,500            $  1,393,587            $  5,866,057
   Change in unrealized appreciation (depreciation) of
     investments and translation of assets and liabilities in
     foreign currencies..............................      (11,602,231)             (1,233,170)             16,876,579
                                                          ------------            ------------            ------------

   Net realized and unrealized gain on investments
     and foreign currency............................     $ 11,112,269            $    160,417            $ 22,742,636
                                                          ------------            ------------            ------------

       Net increase in net assets from operations....     $ 12,072,482            $    214,735            $ 24,579,260
                                                          =============           =============           =============

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1998 (UNAUDITED)
================================================================================

                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Income -
     Interest income.................................     $   3,264,710           $  2,208,796            $  3,572,341
                                                          ------------            ------------            ------------


   Expenses -
     Investment Adviser fee (Note 2).................     $    205,384            $    144,582            $    202,983
     Administrator fee (Note 2)......................           41,815                  30,001                  42,350
     Compensation of Trustees not affiliated with the
       Investment Adviser or Administrator...........              375                     375                     375
     Custodian fees (Note 1D)........................           24,274                  10,520                  22,882
     Legal fees......................................               61                      60                       -
     Amortization of organization expenses (Note 1C).            2,877                   2,886                   2,887
     Miscellaneous...................................              136                   1,209                   4,895
                                                          ------------            ------------            ------------
       Total expenses................................     $    274,922            $    189,633            $    276,372
                                                          ------------            ------------            ------------


   Deduct -
     Reduction of custodian fee (Note 1D)............     $      3,250            $      9,318            $          -
                                                          ------------            ------------            ------------
       Net expenses..................................     $    271,672            $    180,315            $    276,372
                                                          ------------            ------------            ------------
               Net investment income.................     $  2,993,038            $  2,028,481            $  3,295,969
                                                          ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain (loss) on investment
     transactions (identified cost basis)............     $   (351,200)           $    263,278            $    (68,152)
   Net change in unrealized appreciation
     of investments..................................          188,705                 638,869                 103,908
                                                          ------------            ------------            ------------
   Net realized and unrealized gain (loss) on investments $   (162,495)           $    902,147            $     35,756
                                                          ------------            ------------            ------------

       Net increase in net assets from operations....     $  2,830,543            $  2,930,628            $  3,331,725
                                                          =============           =============           =============

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                    Selected Blue Chip              Junior Blue Chip
                                                                    Equities Portfolio             Equities Portfolio
                                                                           (WBC)                         (WJBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                   --------------------------------------------------------
                                                                   1998(1)        1997(2)        1998(1)         1997(2)
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income..................................   $    960,213   $   1,748,322   $     54,318   $    135,453
     Net realized gain on investments.......................     22,714,500      19,731,212      1,393,587      1,729,605
     Change in unrealized appreciation (depreciation)
       of investments.......................................    (11,602,231)     30,193,816     (1,233,170)     1,275,330
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets from operations..........    $ 12,072,482   $  51,673,350   $    214,735   $  3,140,388
                                                               ------------   ------------    ------------   ------------

   Capital transactions -
     Contributions..........................................   $ 24,432,847   $ 249,862,313   $  6,135,853   $ 34,412,901
     Withdrawals............................................    (22,710,873)    (42,043,542)    (3,558,465)    (4,063,948)
                                                               ------------   ------------    ------------   ------------

   Increase in net assets
     resulting from capital transactions....................   $  1,721,974   $ 207,818,771   $  2,577,388   $ 30,348,953
                                                               ------------   ------------    ------------   ------------

   Net increase in net assets...............................   $ 13,794,456   $ 259,492,121   $  2,792,123   $ 33,489,341

NET ASSETS:

   At beginning of period...................................    259,492,131              10     33,489,351             10
                                                               ------------   ------------    ------------   ------------

   At end of period.........................................   $273,286,587   $ 259,492,131   $ 36,281,474   $ 33,489,351
                                                               =============  =============   =============  =============



(1) For the six months ended June 30,1998 (unaudited).
(2) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                                  International Blue Chip             U.S. Treasury
                                                                    Equities Portfolio             Near Term Portfolio
                                                                          (WIBC)                         (WNTB)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                  ----------------------------------------------------------
                                                                   1998(1)        1997(2)        1998(1)         1997(2)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income..................................   $  1,836,624   $   1,773,934   $  2,993,038   $  4,610,880
     Net realized gain (loss) on investments................      5,866,057      14,916,066       (351,200)       (75,865)
     Change in unrealized appreciation (depreciation)
       of investments.......................................     16,876,579      (6,279,794)       188,705        771,013
                                                               ------------   ------------    ------------   ------------
       Net increase in net assets from operations..........    $ 24,579,260   $  10,410,296   $  2,830,543   $  5,306,028
                                                               ------------   ------------    ------------   ------------

   Capital transactions -
     Contributions..........................................   $ 75,941,629   $ 388,886,471   $  9,888,786   $136,940,825
     Withdrawals............................................    (71,898,700)   (142,250,157)   (14,266,368)   (39,385,424)
                                                               ------------   ------------    ------------   ------------

   Increase (decrease) in net assets
     resulting from capital transactions....................   $  4,042,929   $ 246,636,314   $ (4,377,582)  $ 97,555,401
                                                               ------------   ------------    ------------   ------------
   Net increase (decrease) in net assets....................   $ 28,622,189   $ 257,046,610   $ (1,547,039)  $102,861,429

NET ASSETS:

   At beginning of period...................................    257,046,620              10    102,861,439             10
                                                               ------------   ------------    ------------   ------------
   At end of period.........................................   $285,668,809   $ 257,046,620   $101,314,400   $102,861,439
                                                               =============  =============   =============  =============



(1) For the six months ended June 30,1998 (unaudited).
(2) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                       U.S. Treasury                 Current Income
                                                                         Portfolio                      Portfolio
                                                                          (WUSTB)                        (WCIF)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                   -------------------------------------------------------
                                                                   1998(1)        1997(2)        1998(1)         1997(2)
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income..................................   $  2,028,481   $   2,558,433   $  3,295,969   $  4,096,150
     Net realized gain (loss) on investments................        263,278               -        (68,152)       (56,605)
     Change in unrealized appreciation
       of investments.......................................        638,869       3,393,339        103,908      2,551,399
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets from operations..........    $  2,930,628   $   5,951,772   $  3,331,725   $  6,590,944
                                                               ------------   ------------    ------------   ------------

   Capital transactions -
     Contributions..........................................   $  5,168,260   $  76,417,800   $ 12,706,813   $117,569,110
     Withdrawals............................................    (10,563,885)     (7,831,083)    (6,287,880)   (26,394,678)
                                                               ------------   ------------    ------------   ------------

   Increase (decrease) in net assets
     resulting from capital transactions....................   $ (5,395,625)  $  68,586,717   $  6,418,933   $ 91,174,432
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $ (2,464,997)  $  74,538,489   $  9,750,658   $ 97,765,376

NET ASSETS:

   At beginning of period...................................     74,538,499              10     97,765,386             10
                                                               ------------   ------------    ------------   ------------

   At end of period.........................................   $ 72,073,502   $  74,538,499   $107,516,044   $ 97,765,386
                                                               =============  =============   =============  =============



(1) For the six months ended June 30,1998 (unaudited).
(2) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                     WRIGHT MANAGED EQUITY TRUST PORTFOLIOS
================================================================================



                                                      Selected Blue Chip       Junior Blue Chip     International Blue Chip
                                                      Equities Portfolio      Equities Portfolio      Equities Portfolio
SUPPLEMENTARY DATA                                           (WBC)                  (WJBC)                  (WIBC)
------------------------------------------------------------------------------------------------------------------------------
                                                      Year Ended Dec. 31      Year Ended Dec. 31      Year Ended Dec. 31
                                                       1998(2)    1997(3)      1998(2)    1997(3)      1998(2)    1997(3)


Ratios (As of percentage of average daily net assets)++:

   Net expenses(1) .........................           0.77%+     0.66%+       0.87%+     0.48%+       1.01%+     0.90%+
   Net investment income....................           0.70%+     1.08%+       0.30%+     0.99%+       1.32%+     0.95%+

Portfolio Turnover..........................             27%        28%          32%        36%          30%        37%

Net assets, end of period (000 omitted).....          $273,287   $259,492     $ 36,281   $ 33,489     $285,669   $257,047



++ For the six months ended June 30, 1998 and the period from the start of business, May 2, 1997 to December 31, 1997, the operating expenses of WJBC reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                                               1998(2)    19973)
                                                                               -------    -------
Ratios (As of percentage of average daily net assets):

   Expenses                                                                    0.97%+     0.80%+

   Net investment income                                                       0.20%+     0.67%+


+  Annualized.

(1)The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.85% for the six months ended June 30, 1998 and 0.45% for the period from the start of business, May 2, 1997 to December 31, 1997, for WJBC.

(2)For the six months ended June 30, 1998 (unaudited).

(3)For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                     WRIGHT MANAGED INCOME TRUST PORTFOLIOS
================================================================================

                                                         U.S. Treasury           U.S. Treasury          Current Income
                                                      Near Term Portfolio          Portfolio               Portfolio
SUPPLEMENTARY DATA                                          (WNTB)                  (WUSTB)                 (WCIF)
----------------------------------------------------------------------------------------------------------------------------
                                                      Year Ended Dec. 31      Year Ended Dec. 31      Year Ended Dec. 31
                                                       1998(2)    1997(3)      1998(2)    1997(3)      1998(2)    1997(3)


Ratios (As of percentage of average daily net assets):

   Net expenses(1) .........................           0.54%+     0.46%+       0.52%+     0.56%+       0.55%+     0.48%+
   Net investment income....................           5.86%+     6.24%+       5.61%+     6.11%+       6.52%+     6.66%+

Portfolio Turnover..........................             12%        0%           10%        0%           1%         7%

Net assets, end of period (000 omitted).....          $101,314   $102,861     $ 72,074   $ 74,536     $107,516   $ 97,765


+  Annualized.

(1)The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.53% and 0.45% for the six months ended June 30, 1998 and the period from the start of buiness, May 2, 1997 to December 31, 1997, for WNTB, respectively and 0.50% and 0.41% for the six months ended June 30, 1998 and the period from the start of buiness, May 2, 1997 to December 31, 1997, for WUSTB, respectively.

(2)For the six months ended June 30, 1998 (unaudited).

(3)For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
================================================================================

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), Junior Blue Chip Equities
Portfolio (Junior Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Treasury Near Term Portfolio (Term Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable, are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Deferred Organization Expenses - Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

D. Expense Reductions - The Portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

E. Income Taxes - The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The interest income is accrued ratably to the date of maturity on the investments of the Portfolios.

H. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. Interim Financial Information - The interim financial statements relating to June 30, 1998 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the six month period ended June 30, 1998, the effective annual rate was 0.63% for the Selected Portfolio, 0.55% for the Junior Portfolio, 0.77% for the International Portfolio, 0.40% for the Term Portfolio, 0.40% for the
Treasury Portfolio, and 0.40% for the Income Portfolio. To enhance the net income of the Fund, Wright made a preliminary reduction of its investment adviser fee by $19,580 for the Junior Portfolio.

     The Trust has also engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six month period ended June 3, 1998, the effective annual rate was 0.09% for the Selected Portfolio, 0.17% for the Junior Portfolio, 0.09% for the International Portfolio, 0.08% for the Term Portfolio, 0.08% for the Treasury Portfolio, and 0.08% for the Income Portfolio.

     The Trust has also engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six month period ended June 30, 1998, the effective annual rate was 0.07% for the Selected Portfolio, 0.17% for the Junior Portfolio, 0.09% for the International Portfolio, 0.08% for the Term Portfolio, 0.08% for the Treasury Portfolio, and 0.08% for the Income Portfolio.

     Certain of the Trustees and officers of the Portfolio are Trustees or officers of the above organizations. Except as to Trustees of the Portfolios who are not affiliated with Wright, Trustees and officers receive remuneration for their services to the Portfolios out of the fees paid to Wright.

(3)  INVESTMENTS

     The Term Portfolio, Treasury Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six month period ended June 30, 1998 were as follows:

                                  Selected         Junior      International  U.S. Treasury       U.S.          Current
                                  Blue Chip       Blue Chip     Blue Chip       Near Term       Treasury        Income
                                  Portfolio       Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------

Purchases -
  Non-U.S. Gov't Obligations   $  77,925,415   $  14,676,420  $  82,641,552  $         --    $         --   $         --
                                ============    ============   ============   ============    ============   ============
  U.S. Gov't Obligations       $         --    $         --   $         --   $  17,704,961   $   4,898,031  $  17,618,065
                                ============    ============   ============   ============    ============   ============

Sales -
  Non-U.S. Gov't Obligations   $  72,470,446   $  11,706,894  $  81,956,706  $         --    $         --   $         --
                                ============    ============   ============   ============    ============   ============
  U.S. Gov't. Obligations      $         --    $         --   $         --   $  11,944,596   $   7,549,381  $   1,497,396
                                ============    ============   ============   ============    ============   ============

------------------------------------------------------------------------------------------------------------------------------


(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 1998, as computed on a federal income tax basis, are as follows:

                                  Selected         Junior      International  U.S. Treasury       U.S.          Current
                                  Blue Chip       Blue Chip     Blue Chip       Near Term       Treasury        Income
                                  Portfolio       Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------

Aggregate cost                 $213,102,481    $ 33,781,384   $213,067,085   $ 98,220,577    $ 67,237,079   $105,048,071
                                ============    ============   ============   ============    ============   ============
Gross unrealized appreciation  $ 71,833,659    $  4,943,064   $ 81,669,835   $  1,247,030    $  3,358,006   $  2,075,918
Gross unrealized depreciation    (7,485,785)     (2,688,915)   (11,708,893)       (79,429)        (34,619)      (236,189)
                                 -----------     -----------    -----------    -----------     -----------    -----------

Net unrealized appreciation    $ 64,347,874    $  2,254,149   $ 69,960,942   $  1,167,601    $  3,323,387   $  1,839,729
                                ============    ============   ============   ============    ============   ============

-----------------------------------------------------------------------------------------------------------------------------


(5)  FINANCIAL INSTRUMENTS

     The Portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of June 30, 1998, the International Portfolio had the following forward foreign currency exchange contracts open:

SALES
-----
Settlement                                   Contracts          In Exchange for          Contracts          Net Unrealized
   Date         Currency                    to Deliver          (U.S. Dollars)           at Value            Depreciation
-------------------------------------------------------------------------------------------------------------------------------

  7/01/98       Great British Pound              52,395         $     87,237          $     87,494            $     257
  7/02/98       Great British Pound             212,574              353,723               354,959                1,236
  7/06/98       Singapore Dollar              1,748,059            1,017,378             1,038,965               21,587
                                                                 ------------          ------------          ------------
                                                                $  1,458,338          $  1,481,418            $  23,080
                                                                  ===========           ===========           ===========



     At June 30, 1998, the International Portfolio had sufficient cash and/or securities to cover any commitments under these contracts.

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(7)  LINE OF CREDIT

     The Funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the period ended June 30, 1998.

(8)  SUBSEQUENT EVENT

     On July 1, 1998, the U.S. Treasury Near Term Portfolio changed its name to U.S. Government Near Term Portfolio.

                   WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)
===============================================================================

                                       Shares       Value
                                      --------     -------
 Equity Interests -- 98.0%



APPAREL -- 1.9%
VF Corp.............................   9,900   $    509,850
                                                -----------

AUTOMOTIVE -- 8.4%
Chrysler Corporation................   9,800   $    552,475
Dana Corporation....................  12,000        642,000
Eaton Corp..........................   6,800        528,700
Johnson Controls....................   8,900        508,969
                                                -----------
                                               $  2,232,144
                                                -----------


CHEMICALS -- 9.2%
Air Products & Chemicals............  13,800   $    552,000
Morton International Inc............  14,200        355,000
PPG Industries......................   7,000        486,938
Rohm & Haas Co......................   4,700        488,506
Sherwin Williams Co.................  16,500        546,563
                                                -----------
                                               $  2,429,007
                                                -----------


CONSTRUCTION -- 1.8%
Caterpillar Tractor Inc.............   9,000   $    475,875
                                                -----------


DIVERSIFIED -- 2.7%
Tyco International Ltd..............  11,400   $    718,200
                                                -----------


ELECTRONICS -- 15.9%
Adobe Systems Inc...................  10,600   $    449,838
Compaq Computer.....................  18,400        522,100
Computer Associates Int'l. Inc......  10,800        600,075
EMC Corp./Mass*.....................  11,900        533,269
Harris Corp. Inc....................  11,800        527,313
International Business Machines.....   4,300        493,694
Raytheon Co.........................   9,700        573,511
Sun Microsystems, Inc*..............  11,200        486,500
                                                -----------
                                               $  4,186,300
                                                -----------


FINANCIAL -- 16.7%
American Express Co.................   5,100   $    581,400
American International Group........   4,550        664,300
BB&T Corporation....................   9,400        635,675
Fannie Mae..........................   8,800        534,600
Franklin Resources Inc..............   8,000        432,000
Jefferson-Pilot Corp................   9,200        533,025
Key Corp. (New).....................  13,300        473,813
MBIA, Inc...........................   7,100        531,612
                                                -----------
                                               $  4,386,425
                                                -----------


MACHINERY & EQUIPMENT -- 8.0%
Deere & Co..........................  10,400   $    549,900
Dover Corp..........................  15,800        541,150
Ingersoll Rand Co...................  11,250        495,703
Pitney-Bowes Inc....................  10,800        519,750
                                                -----------
                                               $  2,106,503
                                                -----------



METAL PRODUCERS -- 1.9%
Nucor Corp..........................  10,900   $    501,400
                                                -----------



METAL PRODUCTS MANUFACTURERS -- 2.0%
Illinois Tool Works Inc.............   7,700   $    513,494
                                                -----------



OIL, GAS, COAL & RELATED SERVICES -- 4.4%
Exxon Corp..........................   9,100   $    648,944
Mobil Corp..........................   6,700        513,387
                                                -----------
                                               $  1,162,331
                                                -----------


PRINTING & PUBLISHING -- 2.1%
Gannett Co. Inc.....................   7,800   $    554,288
                                                -----------


RECREATION -- 2.0%
Hasbro Inc..........................  13,400   $    526,788
                                                -----------

RETAILERS -- 13.1%
Costco Companies Inc*...............   9,800   $    618,013
Gap, Inc. (The).....................   9,900        610,088
May Dept. Stores....................   9,700        635,350
Rite-Aid Corporation................  16,400        616,025
Toys R Us, Inc*.....................  16,800        395,850
Wal-Mart Stores.....................   9,500        577,124
                                                -----------
                                               $  3,452,450
                                                -----------


TRANSPORTATION -- 2.2%
Southwest Airlines Inc..............   9,900   $    589,535
                                                -----------


UTILITIES -- 3.4%
Alltel Corporation..................  12,900   $    599,850
Duke Energy Corp....................   5,000        296,250
                                                -----------
                                               $    896,100
                                                -----------


MISCELLANEOUS -- 2.3%
Avery-Dennison Corp.................  11,400   $    612,750
                                                -----------


TOTAL EQUITY INTERESTS -- 98.0%
  (identified cost, $18,999,450)               $ 25,853,440


 Reserve Funds -- 3.5%

                                 Face Amount
                                 -----------
American Express Corp., 5.981%, 7/1/98
  (at amortized cost)...............$915,000   $    915,000
                                                -----------

TOTAL INVESTMENTS -- 101.5%
  (identified cost, $19,914,450)               $ 26,768,440


OTHER ASSETS,
  LESS LIABILITIES  -- (1.5)%                     (403,699)
                                                -----------


NET ASSETS -- 100%                             $ 26,364,741
                                               ============



* Non-income-producing security.

                      WRIGHT TOTAL RETURN BOND FUND (WTRB)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)
================================================================================


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
-------------------------------------------------------------------------------------------------------------------------------


CORPORATE BONDS

FINANCIAL
$   1,100,000     Ameritech Cap                          6.150%  01/15/2008     $ 99.498  $ 1,094,478      6.18%     6.09%
    2,000,000     Associates Corp.                       6.450%  10/15/2001      101.072    2,021,440      6.38%     5.98%
    2,900,000     Ford Motor Credit                      6.000%  01/14/2003       99.434    2,883,586      6.03%     6.09%
    2,825,000     General Elec. Capital Corp.            6.500%  11/01/2006      103.251    2,916,841      6.30%     5.96%
    2,000,000     GMAC                                   6.375%  10/15/2004      100.592    2,011,840      6.34%     6.09%
    2,500,000     IBM Credit Corp.                       6.200%  08/28/2000      100.400    2,685,700      6.18%     5.83%
    1,000,000     J.P. Morgan                            6.875%  01/15/2007      103.363    1,033,630      6.65%     6.26%

INDUSTRIALS
$   2,400,000     McDonald's Corp.                       6.500%  08/01/2007     $103.975  $ 2,495,400      6.25%     5.99%
    2,000,000     Walt Disney Co.                        6.750%  03/30/2006      104.496    2,089,920      6.46%     5.99%
    2,000,000     Warner-Lambert Co.                     5.750%  01/15/2003       99.216    1,984,320      5.80%     5.83%

UTILITIES
$   1,500,000     New York Telecom                       6.000%  04/15/2008     $ 98.178  $ 1,472,670      6.11%     6.21%
    2,000,000     SBC Communications Inc.                6.625%  11/01/2009      102.621    2,052,420      6.46%     6.24%
      955,000     Tennessee Valley Authority             6.000%  03/15/2013      100.531      960,071      5.97%     5.99%
                                                                                          ----------

Total Corporate Bonds (identified cost, $25,428,334)-- 27.7%                                         $25,702,316


GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES
$   1,000,000     Federal Home Loan Mtg. Corp.           7.010%  11/23/2007     $ 99.875    $ 998,750      7.02%     5.85%
      615,000     Federal Home Loan Mtg. Corp.           5.750%  04/15/2008       99.469      611,734      5.78%     5.80%
      500,000     Federal Home Loan Mtg. Corp.           6.125%  04/15/2008       98.500      492,500      6.22%     6.34%
    1,250,000     Federal National Mtg. Assn.            5.625%  03/15/2001       99.844    1,248,050      5.63%     5.65%
    2,000,000     Federal National Mtg. Assn.            6.400%  11/09/2004      100.922    2,018,440      6.34%     6.16%
    1,000,000     Federal National Mtg. Assn.            5.750%  06/15/2005       99.891      998,910      5.76%     5.74%
    1,500,000     Federal National Mtg. Assn.            6.560%  11/26/2007      101.562    1,523,430      6.46%     6.31%
    1,000,000     Federal National Mtg. Assn.            6.170%  01/15/2008       99.500      995,000      6.20%     6.16%
    1,315,000     Federal National Mtg. Assn.            5.750%  02/15/2008       99.531    1,308,833      5.78%     5.82%
    1,000,000     Federal National Mtg. Assn.            6.000%  05/15/2008      101.375    1,013,750      5.92%     5.81%
      587,240     GNMA 6.5%            436214            6.500%  02/15/2013      101.000      593,113      6.44%     6.27%
      745,243     GNMA 6.5%            376400            6.500%  02/15/2024      100.156      746,406      6.49%     6.64%
    1,151,857     GNMA 6.5%            422506            6.500%  03/15/2026       99.906    1,150,775      6.51%     6.63%
    1,476,562     GNMA 6.5%            460726            6.500%  12/15/2027       99.781    1,473,328      6.51%     6.63%
      994,700     GNMA 7.0%            427199            7.000%  12/15/2027      101.593    1,010,547      6.89%     6.63%
    1,808,981     GNMA 6.5%            458762            6.500%  01/15/2028       99.781    1,805,020      6.51%     6.63%

U.S. TREASURIES
$   1,750,000     U.S. Treasury Bond                     8.250%  05/15/2005     $104.641  $ 1,831,216      7.88%     7.38%
    9,475,000     U.S. Treasury Bond                     7.250%  05/15/2016      117.156   11,100,531      6.19%     5.72%
    1,300,000     U.S. Treasury Bond                     6.250%  08/15/2023      107.062    1,391,806      5.84%     5.71%
    3,500,000     U.S. Treasury Bond                     6.000%  02/15/2026      104.031    3,641,085      5.77%     5.71%
    2,000,000     U.S. Treasury Note                     5.875%  11/15/1999      100.453    2,009,060      5.85%     5.51%
    3,300,000     U.S. Treasury Note                     5.375%  01/31/2000       99.766    3,292,278      5.39%     5.54%
    1,900,000     U.S. Treasury Note                     5.875%  06/30/2000      100.703    1,913,357      5.83%     5.51%
    2,500,000     U.S. Treasury Note                     5.750%  10/31/2000      100.469    2,511,725      5.72%     5.53%
    3,000,000     U.S. Treasury Note                     7.750%  02/15/2001      105.359    3,160,770      7.36%     5.54%
    1,700,000     U.S. Treasury Note                     7.500%  02/15/2005      110.687    1,881,679      6.78%     5.56%
    5,725,000     U.S. Treasury Note                     6.500%  05/15/2005      105.547    6,042,566      6.16%     5.52%
    4,100,000     U.S. Treasury Note                     6.500%  08/15/2005      105.531    4,326,771      6.16%     5.56%
    4,000,000     U.S. Treasury Note                     6.500%  10/15/2006      106.187    4,247,480      6.12%     5.57%
                                                                                          ----------

Total Government Interests (identified cost, $62,547,512)-- 70.6%                         $65,338,910

Total Investments (identified cost, $87,975,846)-- 98.3%                                  $91,041,226

Other Assets, Less Liabilities -- 1.7%                                                      1,548,888
                                                                                          ----------
Net Assets -- 100.0%                                                                      $92,590,114
                                                                                         =============
Average Maturity  -- 8.7 Years (1)

(1) Unaudited.


                  WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)
================================================================================


Face                            Interest  Maturity
Amount     Issuer                 Rate      Date        Value
--------------------------------------------------------------------------------



$2,000,000   U.S. Treasury Note   5.125%   11/30/98  $2,004,902
 2,000,000   U.S. Treasury Note   5.125%   11/30/98   2,006,884
 2,000,000   U.S. Treasury Note   5.500%   11/15/98   2,014,049
 1,000,000   U.S. Treasury Note   5.500%   11/15/98   1,007,025
 1,000,000   U.S. Treasury Note   5.500%   02/28/99   1,018,281
 1,000,000   U.S. Treasury Note   5.500%   02/28/99   1,018,384
 2,000,000   U.S. Treasury Note   5.500%   02/28/99   2,036,766
 1,000,000   U.S. Treasury Note   5.500%   02/28/99   1,018,384
 5,000,000   U.S. Treasury Note   4.750%   09/30/98   5,051,759
 2,000,000   U.S. Treasury Note   5.125%   12/31/98   1,995,438
 2,000,000   U.S. Treasury Note   5.125%   12/31/98   1,997,699
 1,000,000   U.S. Treasury Note   5.125%   12/31/98     998,499
 2,350,000   U.S. Treasury Bills  4.870%   07/23/98   2,343,007
   350,000   U.S. Treasury Bills  4.920%   07/23/98     348,948
 1,500,000   U.S. Treasury Bills  4.665%   07/23/98   1,495,724
   400,000   U.S. Treasury Bills  5.025%   08/20/98     397,208
   775,000   U.S. Treasury Bills  5.020%   08/20/98     769,597
 3,225,000   U.S. Treasury Bills  4.850%   08/20/98   3,203,276
 2,640,000   U.S. Treasury Bills  4.960%   09/17/98   2,611,629
   500,000   U.S. Treasury Bills  4.880%   09/17/98     494,713
 1,450,000   U.S. Treasury Bills  5.150%   10/15/98   1,428,012
   500,000   U.S. Treasury Bills  5.150%   10/15/98     492,419
 2,400,000   U.S. Treasury Bills  5.170%   10/15/98   2,363,466
   400,000   U.S. Treasury Bills  5.050%   10/15/98     394,052
 1,400,000   U.S. Treasury Bills  5.010%   11/12/98   1,373,893
 1,450,000   U.S. Treasury Bills  5.030%   11/12/98   1,422,852
 4,500,000   U.S. Treasury Bills  5.040%   07/02/98   4,499,370
   800,000   U.S. Treasury Bills  4.920%   07/02/98     799,890
 2,000,000   U.S. Treasury Bills  4.510%   07/02/98   1,999,750
 3,500,000   U.S. Treasury Bills  4.880%   07/09/98   3,496,204
 1,650,000   U.S. Treasury Bills  4.570%   07/09/98   1,648,324
 3,000,000   U.S. Treasury Bills  4.820%   07/16/98   2,993,965
$  250,000   U.S. Treasury Bills  4.800%   07/16/98  $  249,500
   400,000   U.S. Treasury Bills  4.650%   07/16/98     399,225
 4,150,000   U.S. Treasury Bills  4.915%   07/30/98   4,133,569
   550,000   U.S. Treasury Bills  4.960%   07/30/98     547,803
 1,040,000   U.S. Treasury Bills  5.030%   08/06/98   1,034,769
   760,000   U.S. Treasury Bills  5.015%   08/06/98     756,189
   650,000   U.S. Treasury Bills  4.960%   08/06/98     646,776
 2,800,000   U.S. Treasury Bills  4.920%   08/06/98   2,786,224
 1,425,000   U.S. Treasury Bills  4.820%   08/06/98   1,418,131
   410,000   U.S. Treasury Bills  4.760%   08/06/98     408,048
 3,000,000   U.S. Treasury Bills  5.025%   08/13/98   2,981,994
 4,000,000   U.S. Treasury Bills  4.820%   08/13/98   3,976,971
 1,100,000   U.S. Treasury Bills  5.040%   08/27/98   1,091,222
   400,000   U.S. Treasury Bills  4.990%   08/27/98     396,839
   300,000   U.S. Treasury Bills  5.010%   08/27/98     297,620
 1,200,000   U.S. Treasury Bills  5.020%   08/27/98   1,190,462
 2,600,000   U.S. Treasury Bills  4.865%   08/27/98   2,579,972
   200,000   U.S. Treasury Bills  4.880%   08/27/98     198,455
 3,200,000   U.S. Treasury Bills  4.960%   09/03/98   3,171,783
   450,000   U.S. Treasury Bills  4.880%   09/03/98     446,096
 3,000,000   U.S. Treasury Bills  5.025%   10/08/98   2,958,544
   600,000   U.S. Treasury Bills  4.960%   10/08/98     591,815
 4,100,000   U.S. Treasury Bills  5.040%   10/22/98   4,035,138
 4,600,000   U.S. Treasury Bills  4.950%   10/29/98   4,524,100
 3,000,000   U.S. Treasury Bills  5.050%   11/05/98   2,946,560
                                                     ----------

TOTAL INVESTMENTS
AT AMORTIZED COST -- 100.3%                        $100,512,174

Other Assets, less Liabilities  -- (0.3%)              (348,269)
                                                     ----------
Net Assets -- 100.0%                               $100,163,905
                                                    ===========

                   SELECTED BLUE CHIP EQUITIES PORTFOLIO (WBC)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)

================================================================================


                                       Shares       Value
                                       ------       -----
Equity Interests -- 98.6%



APPAREL -- 1.3%
VF Corp.............................  68,660   $  3,535,990
                                                -----------

AUTOMOTIVE -- 7.8%
Chrysler Corporation................ 101,900   $  5,744,613
Dana Corp...........................  64,800      3,466,800
Eaton Corp..........................  31,000      2,410,250
Johnson Controls....................  51,000      2,916,563
Modine Mfg. Co...................... 100,700      3,486,738
Superior Industries Int'l. Inc...... 122,500      3,452,967
                                                -----------
                                               $ 21,477,931
                                                -----------


CHEMICALS -- 5.4%
Cooper Tire & Rubber Co............. 144,000   $  2,970,000
Lubrizol Corp.......................  95,600      2,891,900
Morton International Inc............ 103,300      2,582,500
PPG Industries......................  41,500      2,886,844
Rohm & Haas Co......................  33,600      3,492,300
                                                -----------
                                               $ 14,823,544
                                                -----------


CONSTRUCTION -- 11.6%
Caterpillar Tractor, Inc............  60,200   $  3,183,075
Clayton Homes....................... 186,000      3,534,000
Fleetwood Enterprises, Inc..........  86,900      3,476,000
Jacobs Engineering Group*........... 104,500      3,357,063
Medusa Corporation..................  64,100      4,022,275
Oakwood Homes Corp..................  76,600      2,298,000
Texas Industries Inc................  75,000      3,975,000
Toll Brothers*...................... 146,500      4,202,719
Vulcan Materials Co.................  34,500      3,680,718
                                                -----------
                                               $ 31,728,850
                                                -----------


DIVERSIFIED -- 5.0%
Carllisle Corp......................  30,000   $  1,291,875
Crane Company.......................  61,100      2,967,169
General Signal Corp.................  72,500      2,610,000
Lancaster Colony Corp...............  94,000      3,560,250
Teleflex, Incorporated..............  84,000      3,192,000
                                                -----------
                                               $ 13,621,294
                                                -----------


ELECTRONICS -- 8.6%
Adobe Systems Inc...................  83,400   $  3,539,288
Compaq Computer.....................  97,100      2,755,213
Dallas Semiconductor Corp...........  87,600      2,715,600
EMC Corp./Mass*..................... 107,000      4,794,938
International Business Machine......  25,000      2,870,313
Raytheon Co. Class B................  67,260      3,976,748
Sun Microsystems Inc*...............  65,000      2,823,435
                                                -----------
                                               $ 23,475,535
                                                -----------

FINANCIAL -- 13.2%
AMBAC Inc...........................  66,200   $  3,872,700
BB&T Corporation....................  58,400      3,949,300
Commerce Bancshares, Inc............  82,563      4,030,106
Compass Bancshares..................  81,750      3,688,969
Edwards (A.G.), Inc................. 123,750      5,282,578
First Security CP................... 168,750      3,612,296
Keycorp............................. 108,000      3,847,500
MBIA Inc............................  54,000      4,043,250
Southtrust Corporation..............  88,650      3,856,276
                                                -----------
                                               $ 36,182,975
                                                -----------

FOOD -- 2.8%
Dean Foods Company..................  81,000   $  4,449,938
Universal Foods Corp................ 144,000      3,195,000
                                                -----------
                                                $ 7,644,938
                                                -----------


MACHINERY & EQUIPMENT -- 3.3%
Cummins Engine Comm.................  56,000   $  2,870,000
Deere & Co..........................  53,300      2,818,237
Ingersoll Rand Co...................  73,950      3,258,422
                                                -----------
                                               $  8,946,659
                                                -----------


METAL PRODUCERS -- 1.4%
Carpenter Technology................  78,200   $  3,929,550
                                                -----------



METAL PRODUCTS MANUFACTURERS -- 7.5%
Aeroquip-Vickers Inc................  51,000   $  2,977,309
Harsco Corp.........................  75,300      3,449,681
Kaydon Corp......................... 110,000      3,884,375
Mueller Industries*................. 116,000      4,306,500
Snap-on Inc.........................  86,600      3,139,250
Trinity Industries..................  67,200      2,788,800
                                                -----------
                                               $ 20,545,915
                                                -----------

OIL, GAS & COAL -- 2.1%
Ensco International, Inc............ 141,500   $  2,458,563
Nabors Inds., Inc.*................. 161,100      3,191,793
                                                -----------
                                               $  5,650,356
                                                -----------



PAPER -- 2.4%
Sonoco Products Co..................  89,100   $  2,695,275
Wausau-Mosinee Paper Corp........... 172,000      3,934,500
                                                -----------
                                               $  6,629,775
                                                -----------


PRINTING & PUBLISHING -- 2.9%
American Greetings Corp.............  76,900   $  3,917,093
Banta (George) Corp................. 127,748      3,944,220
                                                -----------
                                                $ 7,861,313
                                                -----------


RECREATION -- 3.9%
Brinker International Inc.*......... 182,800   $  3,518,900
Brunswick Corp...................... 100,000      2,475,000
Ryan's Family Steak Houses*......... 446,000      4,571,500
                                                -----------
                                               $ 10,565,400
                                                -----------



RETAILERS -- 3.4%
Lands' End, Inc.....................  90,000   $  2,846,250
Ross Stores Inc.....................  96,700      4,158,100
Toys "R" Us, Inc. Holding Co*.......  94,000      2,214,875
                                                -----------
                                               $  9,219,225
                                                -----------


TRANSPORTATION -- 5.1%
ASA Holdings, Inc...................  66,600   $  3,305,025
Comair Holdings, Inc................ 127,400      3,933,475
U.S. Freightways Corp...............  90,000      2,955,933
Werner Enterprises Inc.............. 191,250      3,645,703
                                                -----------
                                               $ 13,840,136
                                                -----------



UTILITIES - 6.1%
Aliant Comm Inc..................... 146,000   $  4,011,363
Duke Energy Corp....................  68,400      4,052,700
NIPSCO Industries Inc............... 127,400      3,567,200
Questar Corp........................ 120,000      2,355,000
TECO Energy, Inc....................  98,000      2,627,625
                                                -----------
                                               $ 16,613,888
                                                -----------




MISCELLANEOUS -- 4.8%
Arrow Electronics, Inc*............. 109,600   $  2,383,800
Kelly Services...................... 103,500      3,661,312
Leggett & Platt Inc................. 149,200      3,730,000
Sierra Health Svcs*................. 130,500      3,286,969
                                                -----------
                                               $ 13,062,081
                                                -----------



TOTAL EQUITY INTERESTS - 98.6%
  (identified cost, $205,007,481)              $269,355,355



 Reserve Funds -- 2.9%


                                 Face Amount
                                 -----------
American Express Corp., 5.951%, 7/1/98
  (at amortized cost).............$8,095,000   $  8,095,000
                                                -----------

TOTAL INVESTMENTS -- 101.5%
  (identified cost, $213,102,481)              $277,450,355

OTHER ASSETS,
  LESS LIABILITIES -- (1.5)%                    (4,163,768)
                                                -----------


NET ASSETS -- 100%                             $273,286,587
                                               ============





* Non-income-producing security.

 See notes to financial statements

                   JUNIOR BLUE CHIP EQUITIES PORTFOLIO (WJBC)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)



                                       Shares       Value
                                      --------      -----
 Equity Interests -- 99.3%



APPAREL -- 2.5%
Quiksilver, Inc*....................  45,200   $    901,175
                                                -----------


AUTOMOTIVE -- 8.8%
Myers Industries....................  46,950   $  1,126,800
Simpson Industries..................  74,900      1,025,194
Thor Industries, Inc................  38,100      1,054,894
                                                -----------
                                               $  3,206,888
                                                -----------


CHEMICALS -- 4.8%
AMCOL Int'l. Corp...................  76,200   $    919,162
Learonal, Inc.......................  34,300        818,913
                                                -----------
                                               $  1,738,075
                                                -----------


CONSTRUCTION -- 4.9%
Patrick Industries..................  55,200   $    841,800
Universal Forest Pr.................  56,400        923,550
                                                -----------
                                               $  1,765,350
                                                -----------



DRUGS, COSMETICS & HEALTHCARE -- 4.6%
Empi, Inc*..........................  65,900   $  1,091,469
Respironics, Inc*...................  36,400        566,475
                                                -----------
                                               $  1,657,944
                                                -----------



ELECTRICAL --3.1%
C&D Technology Inc..................  19,300   $  1,119,400
                                                -----------


ELECTRONICS -- 7.1%
Cohu, Inc...........................  24,400   $    593,225
In Focus Systems*................... 128,500        907,531
Technitrol, Inc.....................  26,800      1,070,325
                                                -----------
                                               $  2,571,081
                                                -----------


FINANCIAL -- 10.0%
Centura Banks Inc...................  13,400   $    837,500
McDonald & Co. Investments..........  32,300      1,059,844
One Valley Bancorp..................  22,200        807,525
Raymond James Financial Corp........  30,900        925,069
                                                -----------
                                               $  3,629,938
                                                -----------


MACHINERY & EQUIPMENT -- 5.5%
Applied Power Inc. Cl. "A"..........  28,700   $    986,563
CLARCOR Inc.........................  48,600      1,020,600
                                                -----------
                                               $  2,007,163
                                                -----------


METAL PRODUCERS -- 2.9%
Imco Recycling Inc..................  56,700   $  1,048,950
                                                -----------


METAL PRODUCTS MANUFACTURERS -- 2.2%
Regal Beloit Corp...................  28,200   $    803,700
                                                -----------


PAPER -- 5.7%
Day Runner, Inc*....................  43,600   $  1,098,175
Republic Group, Inc.................  45,500        955,500
                                                -----------
                                               $  2,053,675
                                                -----------


PRINTING & PUBLISHING -- 8.1%
Bowne & Co..........................  21,900   $    985,500
Merrill Corp........................  44,100        972,956
Standard Register...................  27,800        983,425
                                                -----------
                                               $  2,941,881
                                                -----------


RECREATION -- 7.8%
Arctic Cat, Inc..................... 104,200   $  1,028,975
Buffetts Inc.*......................  54,700        858,106
Sonic Corp.*........................  43,050        963,244
                                                -----------
                                               $  2,850,325
                                                -----------


RETAILERS -- 4.5%
Dress Barn Inc*.....................  29,900   $    743,762
Ruddick Corp........................  49,100        889,938
                                                -----------
                                               $  1,633,700
                                                -----------

MISCELLANEOUS -- 16.8%
Bush Industries Cl. A...............  33,800   $    735,150
Franklin Covey Co*..................  47,200        908,600
Gallagher (Arthur J.)...............  23,600      1,056,100
Lawson Prods. Inc...................  33,500        862,625
TBC Corp.*.......................... 122,000        808,250
Tetra Tech Inc.*....................  40,300        977,275
World Fuel Services Corp............  43,800        758,288
                                                -----------
                                               $  6,106,288
                                                -----------


TOTAL EQUITY INTERESTS -- 99.3%
  (identified cost, $33,781,384)               $ 36,035,533


OTHER ASSETS,
  LESS LIABILITIES -- 0.7%                          245,941
                                                -----------


NET ASSETS -- 100.0%                           $ 36,281,474
                                               ============



* Non-income-producing security.
See notes to financial statements

                INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (WIBC)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)


                                      Shares       Value
                                     --------      ------
 Equity Interests -- 96.8%



ARGENTINA -- 2.4%
Telecom Argentina Stet Ord..........  64,800   $  1,931,850
Telefonica de Argentina.............  81,100      2,630,681
YPF Sociedad Anonima................  74,800      2,248,675
                                                -----------
                                               $  6,811,206
                                                -----------



AUSTRALIA -- 2.4%
Australian Gas & Light Co........... 381,184   $  2,391,787
Coles Myer Ltd  ADR.................  62,551      1,927,353
Lend Lease Corp. Ltd................ 120,844      2,451,177
                                                -----------
                                               $  6,770,317
                                                -----------



BRAZIL -- 0.8%
Telecomjunicacoes Brasileir.........  21,400   $  2,336,613
                                                -----------




CANADA -- 6.8%
Bombardier Inc. Class B............. 117,000   $  3,182,494
Linamar Corporation................. 106,500      1,897,457
Loblaw Companies Ltd................ 127,600      3,036,969
Magna Int'l. Inc. Cl. A.............  39,120      2,678,859
Power Financial Corp................  68,600      3,207,146
Precision Drilling Corp.*........... 138,200      2,720,688
Teleglobe Inc....................... 101,200      2,697,668
                                                -----------
                                               $ 19,421,281
                                                -----------



CHILE -- 0.5%
Compania de Telecomunicacion ADR....  78,000   $  1,584,375
Compania de Telecomunicacion Rights*   4,934          1,696
                                                -----------
                                               $  1,586,071
                                                -----------



DENMARK -- 4.1%
Christian Hansen Holding A/S........  17,400   $  2,280,614
Coloplast B A/S.....................  34,200      3,358,209
Icopal A/S..........................  51,850      2,489,090
Novo-Nordisk A/S....................  26,000      3,585,581
                                                -----------
                                               $ 11,713,494
                                                -----------



FINLAND --  3.5%
Finnlines Oy........................  43,200   $  2,677,946
Nokia Oy a Shares...................  61,000      4,504,266
Orion A/S-B.........................  94,220      2,853,330
                                                -----------
                                               $ 10,035,542
                                                -----------


FRANCE -- 10.3%
Comptoirs Modernes SA...............   4,954   $  2,579,777
L'Air Liquide SA....................  13,548      2,239,586
LeGrand SA..........................  10,500      2,777,089
Pernod-Ricard.......................  37,700      2,611,174
Pinault-Printemps Redoute SA........   4,200      3,513,018
Promodes............................   5,400      2,990,330
Sagem SA............................   5,020      3,903,476
Synthelabo..........................  17,300      2,916,935
Technip-Cie. Fran. D'Etudes.........  22,230      2,715,591
Valeo SA............................  32,000      3,269,031
                                                -----------
                                               $ 29,516,007
                                                -----------


GERMANY -- 5.0%
BASF AG.............................  58,400   $  2,775,173
Bayerische Motoren Werke AG.........   4,040      4,085,896
Dyckerhoff AG.......................   6,650      2,598,088
Gea Pref. Shares....................   6,200      2,446,329
Gehe AG.............................  42,440      2,275,461
                                                -----------
                                               $ 14,180,947
                                                -----------


HONG KONG -- 1.4%
CLP Holdings Limited................ 351,276   $  1,600,273
Hong Kong Telecom................... 413,600        776,801
Johnson Electric Holdings Ltd....... 404,000      1,496,683
                                                -----------
                                               $  3,873,757
                                                -----------



IRELAND -- 3.6%
Bank of Ireland..................... 157,894   $  3,238,027
CRH PLC............................. 171,200      2,430,184
Elan Corp. PLC*.....................  42,700      2,746,144
Waterford Wedgewood - Uni...........1,560,000     2,006,004
                                                -----------
                                               $ 10,420,359
                                                -----------


ITALY -- 3.8%
Assicurazione Generali Itl..........  80,000   $  2,588,481
Benetton SPA.......................1,370,000      2,845,562
Edison SPA.......................... 372,000      2,994,202
Eni Group Ente Nazionale Idrocarburi 383,000      2,494,454
                                                -----------
                                               $ 10,922,699
                                                -----------

JAPAN -- 5.8%
Bridgestone Corporation............. 103,000   $  2,447,673
Canon Inc...........................  79,000      1,802,934
Fuji Photo Film.....................  54,000      1,889,658
Honda Motor Co., Ltd................  65,000      2,326,390
Nintendo Corp. Ltd..................  22,000      2,067,307
Rohm Company........................  21,000      2,160,478
Sony Corp...........................  23,000      1,991,306
Toyota Motor Co.....................  77,000      2,002,753
                                                -----------
                                               $ 16,688,499
                                                -----------


MALAYSIA -- 0.1%
Guinness Anchor Berhad.............. 391,000   $    417,041
                                                -----------



MEXICO -- 4.1%
Cemex S.A........................... 515,000   $  1,932,253
Cifra S.A...........................1,339,740     1,992,755
Grupo Carso S.A. de C.V............. 327,000      1,345,207
Organizacion Soriana SA-B........... 649,000      1,864,195
Panamerican Beverages Inc-A.........  61,600      1,936,550
Telefonos de Mexico.................  54,400      2,614,600
                                                -----------
                                               $ 11,685,560
                                                -----------




NETHERLANDS -- 11.4%
Abn Amro Holdings...................  99,677   $  2,332,199
Akzo Dutch Ord......................  12,450      2,767,347
CSM N.V. Cert.......................  46,299      2,223,463
Getronics N.V.......................  31,925      1,655,568
Hagemeyer N.V.......................  48,023      2,077,283
ING Groep N.V.......................  50,293      3,292,876
Internatio-Muller NV................  72,700      2,433,577
Koninklijke PTT Nederland NV........  58,818      2,263,788
Numico NV...........................  72,733      2,277,375
Stork N.V...........................  65,417      2,083,672
TNT Post Group*.....................  58,818      1,503,409
Unilever N.V........................  51,600      4,093,708
Verenigde Nederlandse............... 101,000      3,668,846
                                                -----------
                                               $ 32,673,111
                                                -----------



PORTUGAL-- 1.6%
Banco Espirito Santo - Reg..........  74,730   $  2,243,842
Portugal Telecom S.A. ADR...........  42,000      2,223,375
                                                -----------
                                               $  4,467,217
                                                -----------



SOUTH AFRICA -- 1.1%
Sasol Beperk Limited................  87,500   $    504,723
South African Breweries LT..........  90,603      1,856,182
Tiger Oats Limited..................  82,350        726,008
                                                -----------
                                               $  3,086,913
                                                -----------


SPAIN -- 6.2%
Banco Popular Espanola..............  46,400   $  3,952,665
Bankinter - Banco Interc Esp........  36,000      2,332,867
Endesa S.A.......................... 122,400      2,674,473
Gas Natural SDG S.A.................  42,000      3,030,773
Repsol S.A..........................  55,740      3,060,264
Telefonica..........................  55,000      2,539,646
                                                -----------
                                               $ 17,590,688
                                                -----------


SWEDEN -- 3.6%
Astra AB B Free Shares.............. 142,000   $  2,827,729
Atlas Copco AB A Free............... 101,000      2,751,268
Hoganas AB.......................... 100,500      2,240,466
Svedala Industri AB-Free............ 107,300      2,486,129
                                                -----------
                                               $ 10,305,592
                                                -----------



SWITZERLAND -- 6.4%
ABB AG..............................   1,530   $  2,261,133
Alusuisse-Lonza Holding AG..........   2,450      3,109,982
Nestle SA ADR.......................  36,900      3,948,326
Novartis AG-Reg.....................   1,900      3,163,951
Sch. Rueckversicherungs-Ges.........   1,150      2,910,470
S.M.H. AG-Registered 10SFR..........  17,600      2,937,785
                                                -----------
                                               $ 18,331,647
                                                -----------



UNITED KINGDOM -- 11.9%
Bodycote International PLC.......... 145,300   $  2,572,101
Cable & Wireless PLC  ADR...........  84,300      3,108,563
Johnson Matthey Public Ltd.......... 255,200      2,322,703
Kwik-Fit Holdings PLC............... 315,100      2,581,105
Provident Financial PLC............. 149,745      2,350,706
Siebe PLC........................... 135,972      2,718,067
Smiths Industries PLC............... 180,100      2,530,954
Tesco PLC........................... 260,885      2,566,153
Tomkins PLC......................... 449,509      2,357,135
Vodafone Group PLC.................. 393,031      4,993,275
Weir Group PLC...................... 335,000      1,216,809
Wm. Morrison Supermarkets PLC....... 540,500      2,716,942
Wolseley PLC........................ 252,215      1,528,953
                                                -----------
                                             $   33,563,466
                                                -----------



TOTAL EQUITY INTERESTS - 96.8%
  (identified cost, $206,437,085)              $276,398,027


Reserve Funds -- 2.3%

                                 Face Amount
                                -------------
American Express Corp., 5.951%, 7/1/98
  (at amortized cost).............$6,630,000   $  6,630,000
                                                -----------

TOTAL INVESTMENTS -- 99.1%
  (identified cost, $213,067,085)              $283,028,027

OTHER ASSETS,
   LESS LIABILITIES -- 0.9%                       2,640,782
                                                -----------


NET ASSETS -- 100%                             $285,668,809
                                               ============




* Non-income-producing security.
ADR: American Depository Receipts
See notes to financial statements

                    U.S. TREASURY NEAR TERM PORTFOLIO (WNTB)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)
================================================================================

Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT INTERESTS

$   2,000,000     U. S. Treasury Notes                   7.125%    10/15/98     $100.547  $ 2,010,940      7.09%     5.12%
    7,000,000     U. S. Treasury Notes                   6.250%    03/31/99      100.578    7,040,460      6.21%     5.46%
    3,000,000     U. S. Treasury Notes                   7.000%    04/15/99      101.125    3,033,750      6.92%     5.51%
    8,500,000     U. S. Treasury Notes                   6.375%    07/15/99      100.859    8,573,015      6.32%     5.50%
    2,000,000     U. S. Treasury Notes                   8.000%    08/15/99      102.656    2,053,120      7.79%     5.50%
    8,000,000     U. S. Treasury Notes                   5.750%    09/30/99      100.266    8,021,280      5.73%     5.51%
    2,000,000     U. S. Treasury Notes                   7.875%    11/15/99      103.062    2,061,240      7.64%     5.52%
    4,500,000     U. S. Treasury Notes                   5.375%    01/31/00       99.766    4,489,470      5.39%     5.54%
    2,000,000     U. S. Treasury Notes                   5.875%    02/15/00      100.547    2,010,940      5.84%     5.52%
    1,500,000     U. S. Treasury Notes                   8.500%    02/15/00      104.547    1,568,205      8.13%     5.54%
   11,100,000     U. S. Treasury Notes                   7.125%    02/29/00      102.500   11,377,500      6.95%     5.53%
    8,000,000     U. S. Treasury Notes                   6.250%    05/31/00      101.312    8,104,960      6.17%     5.53%
    9,500,000     U. S. Treasury Notes                   6.000%    08/15/00      100.953    9,590,535      5.94%     5.54%
    2,500,000     U. S. Treasury Notes                   5.625%    11/30/00      100.219    2,505,475      5.61%     5.54%
    3,700,000     U. S. Treasury Notes                   5.500%    12/31/00       99.953    3,698,261      5.50%     5.53%
    2,500,000     U. S. Treasury Notes                   5.625%    02/28/01      100.250    2,506,250      5.61%     5.54%
    9,650,000     U. S. Treasury Notes                   7.500%    11/15/01      105.922   10,221,473      7.08%     5.57%
    4,000,000     U. S. Treasury Notes                   6.250%    02/28/02      102.297    4,091,880      6.11%     5.57%
    2,000,000     U. S. Treasury Notes                   6.000%    07/31/02      101.687    2,033,740      5.90%     5.55%
    1,000,000     U. S. Treasury Notes                   5.500%    01/31/03       99.922      999,220      5.50%     5.54%

    3,400,000     Federal Home Loan Banks                5.020%    11/16/98       99.896    3,396,464      5.03%     5.71%
                                                                                         -----------

Total Investments (identified cost, $98,220,577) -- 98.1%                                $ 99,388,178

Other Assets, Less Liabilities -- 1.9%                                                      1,926,222
                                                                                         -----------

Net Assets -- 100.0%                                                                     $101,314,400
                                                                                         ============
Average Maturity  -- 1.9 Years (1)

(1) Unaudited.

See notes to financial statements

                         U.S. TREASURY PORTFOLIO (WUSTB)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)
================================================================================


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
--------------------------------------------------------------------------------------------------------------------------------

$   5,500,000     U. S. Treasury Notes                   5.875%    11/15/99     $100.453  $ 5,524,915      5.85%     5.51%
    2,700,000     U. S. Treasury Notes                   6.250%    01/31/00       99.766    2,693,682      5.39%     5.54%
    3,400,000     U. S. Treasury Notes                   6.250%    05/31/00      101.312    3,444,608      6.17%     5.53%
    4,450,000     U. S. Treasury Notes                   5.250%    01/31/01       99.375    4,422,188      5.28%     5.52%
      525,000     U. S. Treasury Notes                   6.250%    02/15/03      102.906      540,257      6.07%     5.54%
   10,000,000     U. S. Treasury Notes                   6.500%    05/15/05      105.547   10,554,700      6.16%     5.52%
    8,000,000     U. S. Treasury Notes                   6.500%    08/15/05      105.531    8,442,480      6.16%     5.56%
    3,200,000     U. S. Treasury Notes                   5.875%    11/15/05      101.906    3,260,992      5.77%     5.57%
    6,000,000     U. S. Treasury Notes                   5.625%    02/15/06      100.406    6,024,360      5.60%     5.57%
    3,500,000     U. S. Treasury Notes                   6.500%    10/15/06      106.187    3,716,545      6.12%     5.57%
    1,500,000     U. S. Treasury Notes                   6.250%    02/15/07      104.719    1,570,785      5.97%     5.56%
    1,500,000     U. S. Treasury Notes                   6.625%    05/15/07      107.406    1,611,090      6.17%     5.57%
    3,000,000     U. S. Treasury Notes                   6.125%    08/15/07      104.047    3,121,410      5.89%     5.56%

      600,000     U. S. Treasury Bonds                  11.625%    11/15/04      132.234      793,404      8.79%     5.56%
    1,000,000     U. S. Treasury Bonds                  10.000%    05/15/10      124.578    1,245,780      8.03%     6.93%
    1,300,000     U. S. Treasury Bonds                  14.000%    11/15/11      155.141    2,016,833      9.02%     7.43%
    6,100,000     U. S. Treasury Bonds                   7.250%    05/15/16      117.156    7,146,516      6.19%     5.72%
    2,000,000     U. S. Treasury Bonds                   6.250%    08/15/23      107.062    2,141,240      5.84%     5.71%
    2,200,000     U. S. Treasury Bonds                   6.000%    02/15/26      104.031    2,288,681      5.77%     5.71%
                                                                                         -----------

Total Investments (identified cost, $67,237,079)-- 97.9%                                 $ 70,560,466


Other Assets, less Liabilities--  2.1%                                                      1,513,036
                                                                                         -----------


Net Assets-- 100.0%                                                                      $ 72,073,502
                                                                                         ============

Average Maturity -- 8.6 Years (1)

(1) Unaudited.

See notes to financial statements

                         CURRENT INCOME PORTFOLIO (WCIF)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)
================================================================================

Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value       Yield(1)
------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 95.8%
$     2,648       GNMA POOL # 000434                      8.000%      04/15/01        $101.397         $ 2,685       7.89%
  1,072,502       GNMA POOL # 000545                      7.500%      12/20/22         102.594       1,100,323       7.31%
  1,710,039       GNMA POOL # 000723                      7.500%      01/20/23         102.594       1,754,398       7.31%
        613       GNMA POOL # 000473                      7.500%      04/15/01         101.107             620       7.42%
  1,527,377       GNMA POOL # 001268                      8.000%      07/20/23         103.577       1,582,011       7.72%
      1,959       GNMA POOL # 001408                      6.500%      03/15/02          99.850           1,957       6.51%
     80,219       GNMA POOL # 001596                      9.000%      04/20/21         106.843          85,708       8.42%
    467,328       GNMA POOL # 001788                     7.000%%      07/20/24         101.438         474,049       6.90%
    785,316       GNMA POOL # 002218                      7.500%      05/20/26         102.500         804,950       7.32%
      1,645       GNMA POOL # 003026                      8.000%      01/15/04         102.693           1,689       7.79%
      1,088       GNMA POOL # 003331                      8.000%      01/15/04         102.693           1,118       7.79%
      3,004       GNMA POOL # 004183                      8.000%      07/15/04         102.693           3,085       7.79%
      2,157       GNMA POOL # 004433                      9.000%      11/15/04         105.234           2,271       8.55%
    828,285       GNMA POOL # 004702                      7.500%      02/15/26         102.781         851,320       7.30%
      4,916       GNMA POOL # 005466                      8.500%      03/15/05         104.362           5,131       8.14%
        565       GNMA POOL # 005561                      8.500%      04/15/05         103.872             588       8.18%
  2,720,505       GNMA POOL # 005601                      8.000%      11/15/26         103.625       2,819,124       7.72%
      2,119       GNMA POOL # 005687                      7.250%      02/15/05         102.017           2,162       7.11%
      2,772       GNMA POOL # 005910                      7.250%      02/15/05         102.380           2,838       7.08%
     12,866       GNMA POOL # 007003                      8.000%      07/15/05         103.062          13,260       7.76%
      1,798       GNMA POOL # 007319                      6.500%      10/15/04          99.853           1,796       6.51%
      5,644       GNMA POOL # 009106                      8.250%      05/15/06         104.103           5,876       7.92%
      8,087       GNMA POOL # 009889                      7.250%      02/15/06         102.535           8,293       7.07%
      1,262       GNMA POOL # 011191                      7.250%      04/15/06         102.535           1,294       7.07%
      3,982       GNMA POOL # 012526                      8.000%      11/15/06         103.734           4,132       7.71%
  1,155,385       GNMA POOL # 044190                      8.000%      12/15/26         103.625       1,197,268       7.72%
     97,227       GNMA POOL # 151443                     10.000%      03/15/16         109.314         106,283       9.15%
     20,176       GNMA POOL # 153564                     10.000%      04/15/16         109.155          22,024       9.16%
    143,328       GNMA POOL # 172558                      9.500%      08/15/16         108.374         155,331       8.77%
    171,665       GNMA POOL # 176992                      8.000%      11/15/16         104.750         179,819       7.64%
     39,473       GNMA POOL # 177784                      8.000%      10/15/16         104.750          41,349       7.64%
     61,665       GNMA POOL # 180033                      9.500%      09/15/16         108.374          66,829       8.77%
      4,948       GNMA POOL # 188060                      9.500%      10/15/16         108.374           5,363       8.77%
      6,222       GNMA POOL # 190959                      8.500%      02/15/17         106.174           6,607       8.01%
    104,269       GNMA POOL # 192357                      8.000%      04/15/17         104.643         109,111       7.65%
    371,852       GNMA POOL # 194057                      8.500%      04/15/17         106.174         394,811       8.01%
     79,558       GNMA POOL # 194287                      9.500%      03/15/17         108.336          86,191       8.77%
    541,138       GNMA POOL # 194926                      8.500%      02/15/17         106.174         574,548       8.01%
     11,974       GNMA POOL # 196063                      8.500%      03/15/17         106.174          12,713       8.01%
    262,981       GNMA POOL # 203369                      8.000%      12/15/16         104.750         275,473       7.64%
     15,611       GNMA POOL # 206740                     10.000%      10/15/17         109.725          17,129       9.11%
     83,064       GNMA POOL # 206762                      9.000%      04/15/21         107.499          89,293       8.37%
     69,257       GNMA POOL # 207019                      8.000%      03/15/17         104.643          72,474       7.65%
     30,200       GNMA POOL # 208076                      8.000%      04/15/17         104.643          31,602      7.65%%
     11,132       GNMA POOL # 210520                     10.500%      08/15/17         111.069          12,365       9.45%
     19,900       GNMA POOL # 210618                      9.500%      04/15/17         108.336          21,560       8.77%
    111,620       GNMA POOL # 211013                      9.000%      01/15/20         107.593         120,096       8.36%
     86,452       GNMA POOL # 211231                      8.500%      05/15/17         106.174          91,790       8.01%
     68,692       GNMA POOL # 212601                      8.500%      06/15/17         106.174          72,933       8.01%


     13,647       GNMA POOL # 218420                      8.500%      11/15/21        $105.874        $ 14,449       8.03%
    210,621       GNMA POOL # 219335                      8.000%      05/15/17         104.643         220,400       7.65%
    188,604       GNMA POOL # 220703                      8.000%      05/15/17         104.643         197,361       7.65%
     23,257       GNMA POOL # 220917                      8.500%      04/15/17         106.174          24,693       8.01%
    436,740       GNMA POOL # 222112                      8.000%      01/15/22         104.000         454,210       7.69%
     40,806       GNMA POOL # 223126                     10.000%      08/15/17         109.725          44,775       9.11%
     89,368       GNMA POOL # 223133                      9.500%      07/15/17         108.336          96,818       8.77%
     19,034       GNMA POOL # 223348                     10.000%      08/15/18         109.822          20,905       9.11%
      8,042       GNMA POOL # 223588                     10.000%      12/15/18         109.454           8,803       9.14%
     13,962       GNMA POOL # 224078                     10.000%      07/15/18         109.822          15,334       9.11%
     74,410       GNMA POOL # 228308                     10.000%      01/15/19         109.725          81,647       9.11%
     56,451       GNMA POOL # 228483                      9.500%      09/15/19         108.261          61,115       8.78%
     40,867       GNMA POOL # 230223                      9.500%      04/15/18         108.299          44,259       8.77%
     30,566       GNMA POOL # 235000                     10.000%      01/15/18         109.725          33,539       9.11%
     37,265       GNMA POOL # 245580                      9.500%      07/15/18         108.299          40,358       8.77%
     24,582       GNMA POOL # 247473                     10.000%      09/15/18         109.454          26,907       9.14%
    102,245       GNMA POOL # 247681                      9.000%      11/15/19         107.687         110,105       8.36%
     24,299       GNMA POOL # 247872                     10.000%      09/15/18         109.822          26,686       9.11%
     30,191       GNMA POOL # 250412                      8.000%      03/15/18         104.537          31,561       7.65%
     46,024       GNMA POOL # 251241                      9.500%      06/15/18         108.299          49,845       8.77%
     74,991       GNMA POOL # 258911                      9.500%      09/15/18         108.299          81,215       8.77%
     42,944       GNMA POOL # 260999                      9.500%      09/15/18         108.299          46,509       8.77%
     46,385       GNMA POOL # 263439                     10.000%      02/15/19         109.822          50,942       9.11%
     59,167       GNMA POOL # 265267                      9.500%      08/15/20         108.224          64,033       8.78%
     26,620       GNMA POOL # 266983                     10.000%      02/15/19         109.822          29,236       9.11%
     16,748       GNMA POOL # 273690                      9.500%      08/15/19         108.261          18,132       8.78%
     43,236       GNMA POOL # 274489                      9.500%      12/15/19         108.261          46,808       8.78%
     19,659       GNMA POOL # 275456                      9.500%      08/15/19         108.261          21,284       8.78%
     76,817       GNMA POOL # 275538                      9.500%      01/15/20         108.224          83,135       8.78%
     40,284       GNMA POOL # 277205                      9.000%      12/15/19         107.687          43,381       8.36%
     26,056       GNMA POOL # 285467                      9.500%      07/15/20         108.224          28,200       8.78%
     68,418       GNMA POOL # 285744                      9.000%      05/15/20         107.593          73,613       8.36%
     77,807       GNMA POOL # 286556                      9.000%      03/15/20         107.593          83,715       8.36%
      1,201       GNMA POOL # 287999                      9.000%      09/15/20         107.593           1,293       8.36%
    134,939       GNMA POOL # 289092                      9.000%      04/15/20         107.593         145,185       8.36%
     13,556       GNMA POOL # 289949                      8.500%      07/15/21         105.874          14,352       8.03%
     27,285       GNMA POOL # 290700                      9.000%      08/15/20         107.593          29,357       8.36%
     33,268       GNMA POOL # 291933                      9.500%      07/15/20         108.224          36,005       8.78%
     41,934       GNMA POOL # 293666                      8.500%      06/15/21         105.874          44,398       8.03%
      1,497       GNMA POOL # 294209                      9.000%      07/15/21         107.499           1,609       8.37%
     57,969       GNMA POOL # 294577                      9.500%      11/15/20         108.224          62,737       8.78%
      9,727       GNMA POOL # 297345                      8.500%      08/15/20         105.949          10,306       8.02%
     19,036       GNMA POOL # 301017                      8.500%      06/15/21         105.874          20,154       8.03%
     77,069       GNMA POOL # 301366                      8.500%      06/15/21         105.874          81,596       8.03%
    116,379       GNMA POOL # 302713                      9.000%      02/15/21         107.499         125,107       8.37%
     12,003       GNMA POOL # 302723                      8.500%      05/15/21         105.874          12,708       8.03%
     81,741       GNMA POOL # 302781                      8.500%      06/15/21         105.874          86,543       8.03%
     85,495       GNMA POOL # 302933                      8.500%      06/15/21         105.874          90,518       8.03%
    103,442       GNMA POOL # 304512                      8.500%      05/15/21         105.874         109,519       8.03%
    134,345       GNMA POOL # 305091                      9.000%      07/15/21         107.499         144,420       8.37%


     10,230       GNMA POOL # 306669                      8.000%      07/15/21        $104.219        $ 10,662       7.68%
    126,096       GNMA POOL # 306693                      8.500%      09/15/21         105.874         133,504       8.03%
     86,598       GNMA POOL # 308792                      9.000%      07/15/21         107.499          93,092       8.37%
     56,380       GNMA POOL # 311087                      8.500%      07/15/21         105.874          59,693       8.03%
     19,007       GNMA POOL # 314222                      8.500%      04/15/22         105.718          20,095       8.04%
    158,408       GNMA POOL # 314581                      9.500%      10/15/21         108.186         171,376       8.78%
    312,383       GNMA POOL # 315187                      8.000%      06/15/22         104.000         324,879       7.69%
    571,561       GNMA POOL # 315388                      8.000%      02/15/22         104.000         594,424       7.69%
    396,650       GNMA POOL # 315754                      8.000%      01/15/22         104.000         412,517       7.69%
    615,844       GNMA POOL # 316240                      8.000%      01/15/22         104.000         640,479       7.69%
    108,841       GNMA POOL # 316615                      8.500%      11/15/21         105.874         115,234       8.03%
    191,382       GNMA POOL # 317069                      8.500%      12/15/21         105.874         202,624       8.03%
    339,949       GNMA POOL # 317351                      8.000%      05/15/22         104.000         353,547       7.69%
    299,105       GNMA POOL # 317358                      8.000%      05/15/22         104.000         311,070       7.69%
    334,081       GNMA POOL # 318776                      8.000%      02/15/22         104.000         347,445       7.69%
      9,137       GNMA POOL # 318793                      8.500%      02/15/22         105.718           9,660       8.04%
    376,362       GNMA POOL # 319441                      8.500%      04/15/22         105.718         397,883       8.04%
    215,619       GNMA POOL # 321806                      8.000%      05/15/22         104.000         224,244       7.69%
    461,719       GNMA POOL # 321807                      8.000%      05/15/22         104.000         480,188       7.69%
    267,707       GNMA POOL # 321976                      8.500%      01/15/22         105.718         283,015       8.04%
    512,123       GNMA POOL # 323226                      8.000%      06/15/22         104.000         532,608       7.69%
    435,405       GNMA POOL # 323929                      8.000%      02/15/22         104.000         452,822       7.69%
    401,964       GNMA POOL # 325165                      8.000%      06/15/22         104.000         418,043       7.69%
    291,929       GNMA POOL # 325651                      8.000%      06/15/22         104.000         303,606       7.69%
    638,753       GNMA POOL # 329540                      7.500%      08/15/22         102.906         657,315       7.29%
  1,032,175       GNMA POOL # 329982                      7.500%      02/15/23         102.874       1,061,840       7.29%
    555,662       GNMA POOL # 331361                      8.000%      11/15/22         104.000         577,889       7.69%
    851,882       GNMA POOL # 335746                      8.000%      10/15/22         104.000         885,958       7.69%
    413,548       GNMA POOL # 335950                      8.000%      10/15/22         104.000         430,090       7.69%
  1,969,412       GNMA POOL # 348103                      7.000%      06/15/23         101.750       2,003,877       6.88%
    588,291       GNMA POOL # 348213                      6.500%      08/15/23         100.187         589,392       6.49%
  1,383,120       GNMA POOL # 350372                      7.000%      04/15/23         101.750       1,407,326       6.88%
  1,182,735       GNMA POOL # 350659                      7.500%      06/15/23         102.874       1,216,727       7.29%
  1,595,361       GNMA POOL # 350938                      6.500%      08/15/23         100.187       1,598,345       6.49%
  1,453,395       GNMA POOL # 352001                      6.500%      12/15/23         100.187       1,456,113       6.49%
    725,434       GNMA POOL # 362174                      6.500%      01/15/24         100.156         726,566       6.49%
    762,719       GNMA POOL # 362628                      7.000%      08/15/23         101.750         776,067       6.88%
    846,591       GNMA POOL # 363429                      7.000%      08/15/23         101.750         861,407       6.88%
    802,909       GNMA POOL # 367414                      6.000%      11/15/23          98.000         786,851       6.12%
  1,407,816       GNMA POOL # 367806                      6.500%      09/15/23         100.187       1,410,450       6.49%
  1,895,338       GNMA POOL # 368238                      7.000%      12/15/23         101.750       1,928,507       6.88%
  2,241,251       GNMA POOL # 368502                      7.000%      02/15/24         101.688       2,279,084       6.88%
  1,546,782       GNMA POOL # 370773                      6.000%      11/15/23          98.000       1,515,847       6.12%
  2,545,247       GNMA POOL # 372050                      6.500%      02/15/24         100.156       2,549,218       6.49%
  1,267,997       GNMA POOL # 372379                      8.000%      10/15/26         103.625       1,313,963       7.72%
    984,334       GNMA POOL # 372468                      6.500%      12/15/27          99.781         982,179       6.51%
  2,903,750       GNMA POOL # 376218                      7.500%      08/15/25         102.812       2,985,404       7.29%
    968,815       GNMA POOL # 376400                      6.500%      02/15/24         100.156         970,327       6.49%
    775,736       GNMA POOL # 398251                      7.500%      09/15/25         102.812         797,550       7.29%
  1,375,814       GNMA POOL # 405558                      7.500%      01/15/26         102.781       1,414,076       7.30%


  1,415,570       GNMA POOL # 410915                      6.500%      02/15/26        $ 99.906     $ 1,414,240       6.51%
    777,476       GNMA POOL # 414736                      7.500%      11/15/25         102.812         799,340       7.29%
    813,871       GNMA POOL # 417225                      7.500%      01/15/26         102.781         836,506       7.30%
  1,336,798       GNMA POOL # 417276                      7.000%      02/15/26         101.593       1,358,094       6.89%
  3,552,722       GNMA POOL # 420707                      7.000%      02/15/26         101.593       3,609,317       6.89%
    848,941       GNMA POOL # 421829                      7.500%      04/15/26         102.781         872,550       7.30%
  1,382,999       GNMA POOL # 422506                      6.500%      03/15/26          99.906       1,381,699       6.51%
    139,983       GNMA POOL # 423114                      7.000%      09/15/27         101.593         142,213       6.89%
    841,825       GNMA POOL # 424173                      7.500%      03/15/26         102.781         865,237       7.30%
    498,441       GNMA POOL # 427199                      7.000%      12/15/27         101.593         506,382       6.89%
  1,833,829       GNMA POOL # 430279                      7.000%      10/15/27         101.593       1,863,042       6.89%
    567,562       GNMA POOL # 431036                      8.000%      07/15/26         103.625         588,136       7.72%
    978,733       GNMA POOL # 436214                      6.500%      02/15/13         101.000         988,521       6.44%
  1,137,021       GNMA POOL # 436723                      7.500%      11/15/26         102.781       1,168,642       7.30%
  3,200,015       GNMA POOL # 436777                      7.000%      04/15/27         101.593       3,250,992       6.89%
  2,347,968       GNMA POOL # 440166                      7.000%      02/15/27         101.593       2,385,372       6.89%
  1,027,262       GNMA POOL # 442063                      7.000%      10/15/26         101.593       1,043,627       6.89%
    936,851       GNMA POOL # 442193                      7.500%      12/15/26         102.781         962,906       7.30%
  1,242,945       GNMA POOL # 446943                      7.000%      04/15/27         101.593       1,262,745       6.89%
  3,831,117       GNMA POOL # 448490                      7.500%      03/15/27         102.781       3,937,660       7.30%
  2,713,471       GNMA POOL # 458672                      6.500%      01/15/28          99.781       2,707,529       6.51%
  1,498,695       GNMA POOL # 458712                      7.000%      11/15/27         101.593       1,522,570       6.89%
    489,885       GNMA POOL # 460698                      7.000%      10/15/27         101.593         497,689       6.89%
  1,476,562       GNMA POOL # 460726                      6.500%      12/15/27          99.781       1,473,328       6.51%
  1,974,910       GNMA POOL # 462363                      7.000%      11/15/27         101.593       2,006,371       6.89%
    980,907       GNMA POOL # 462444                      6.500%      12/15/27          99.781         978,761       6.51%
  1,494,712       GNMA POOL # 462623                      6.500%      03/15/28          99.781       1,491,439       6.51%
    996,571       GNMA POOL # 469226                      6.500%      03/15/28          99.781         994,389       6.51%
  1,968,577       GNMA POOL # 472028                      6.500%      05/15/28          99.781       1,964,267       6.51%
  2,451,773       GNMA POOL # 780429                      7.500%      09/15/26         102.812       2,520,719       7.29%
    915,147       GNMA POOL # 780518                      7.000%      06/15/26         101.625         930,019       6.89%
                                                                                                   -----------      ------

Total Government Interests (identified cost, $101,143,071)-- 95.8%                                $102,982,800

COMMERCIAL PAPER -  3.6%
$ 3,905,000       AMERICAN EXPRESS CORP                   5.951%       7/01/98                       3,905,000       5.95%
                                                                                                   -----------      ------

Total Investments (identified cost $105,048,071)-- 99.4%                                          $106,887,800

Other Assets, less Liabilities-- 0.6%                                                                  628,244
                                                                                                   -----------

Net Assets-- 100.0%                                                                               $107,516,044
                                                                                                  ============



(1) Unaudited.
See notes to financial statements


         The Wright Managed
         Blue Chip Investment Funds

         Semi-Annual Report

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Winthrop S. Emmet, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         24 Federal Street
         Boston, Massachusetts 02110

         INVESTMENT ADVISER
         Wright Investors' Service
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         First Data Investor Services Group
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698



         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.